UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-06349

Name of Fund: BlackRock Latin America Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Latin
America Fund, Inc., 55 East 52nd Street, New York, NY 10055.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2009

Date of reporting period: 10/31/2009

Item 1 – Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

Annual Report

OCTOBER 31, 2009

BlackRock Global Emerging Markets Fund, Inc.

BlackRock Latin America Fund, Inc.

BlackRock International Fund of BlackRock Series, Inc.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

Dear Shareholder

Over the past 12 months, we have witnessed a seismic shift in market sentiment — from fear and pessimism during the worst economic decline and crisis of confidence in financial markets since The Great Depression to increasing optimism amid emerging signs of recovery. The period began in the midst of an intense deterioration in global economic activity and financial markets in the final months of 2008 and the early months of 2009. The collapse of confi-

dence resulted in massive government policy intervention on a global scale in the financial system and the economy. The tide turned dramatically in March

2009, however, on the back of new US government initiatives, as well as better-than-expected economic data and upside surprises in corporate earnings.

Not surprisingly, global equity markets endured extreme volatility over the past 12 months, starting with steep declines and heightened risk aversion in the early part of the reporting period, which eventually gave way to an impressive rally that began in March. Although there have been fits and starts along the way and a few modest corrections, the new bull market has pushed all major US indices well into positive territory for 2009. The experience in international markets was similar to that in the United States. In particular, emerging markets (which were less affected by the global credit crunch and are experiencing faster economic growth rates when compared to the developed world) have posted impressive gains since the rally began.

In fixed income markets, the flight-to-safety premium in Treasury securities prevailed during the equity market downturn, which drove yields sharply lower,

but concerns about deficit spending, debt issuance, inflation and dollar weakness have kept Treasury yields range bound in recent months. As economic and market conditions began to improve in early 2009, near-zero interest rates on risk-free assets prompted many investors to reallocate money from cash investments into higher-yielding and riskier non-Treasury assets. The high yield sector was the greatest beneficiary of this move, having decisively outpaced all other taxable asset classes since the start of 2009. Similarly, the municipal bond market is on pace for its best performance year ever in 2009, following one of its worst years in 2008. Investor demand remains strong for munis, helping to create a highly favorable technical backdrop. Municipal bond mutual funds are seeing record inflows, reflecting the renewed investor interest in the asset class.

As a result of the rebound in sentiment and global market conditions, most major benchmark indexes are now in positive territory for both the

6- and 12-month periods.

Total Returns as of October 31, 2009	6-month	12-month
US equities (S&P 500 Index)	20.04%	9.80%
Small cap US equities (Russell 2000 Index)	16.21	6.46
International equities (MSCI Europe, Australasia, Far East Index)	31.18	27.71
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index*)	(0.79)	8.12
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.61	13.79
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	4.99	13.60
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	27.72	48.65
* Formerly a Merrill Lynch index.
Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has visibly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit the most recent issue of our award-winning Shareholder® magazine at www.blackrock.com/shareholdermagazine. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Rob Kapito

President, BlackRock Advisors, LLC

Announcement to Shareholders

On December 1, 2009, BlackRock, Inc. and Barclays Global Investors, N.A. combined to form one of the world's preeminent investment management firms.

The new company, operating under the BlackRock name, manages $3.19 trillion in assets** and offers clients worldwide a full complement of active man-

agement, enhanced and index investment strategies and products, including individual and institutional separate accounts, mutual funds and other pooled investment vehicles, and the industry-leading iShares platform of exchange traded funds.

** Data is as of September 30, 2009, is subject to change, and is based on a pro forma estimate of assets under management and other data at BlackRock, Inc.
and Barclays Global Investors.

ANNUAL REPORT OCTOBER 31, 2009 3

Fund Summary as of October 31, 2009 BlackRock Global Emerging Markets Fund, Inc.

Portfolio Management Commentary

How did the Fund perform?

• The Fund outperformed the benchmark MSCI Emerging Markets Index for the 12-month period.

What factors influenced performance?

• Both asset allocation and stock selection generated the Fund’s outperfor-
mance for the year. At a country level, the largest positive contributors were
Taiwan, India and Brazil. At the stock level, the most significant contributor was Hungary’s OTP Bank Plc., which outperformed as investors recognized the deep value on offer. Cyrela Brazil Realty SA also performed well on the back of Brazil’s improving macroeconomic backdrop and lower interest rates that spurred new home purchases.

• Conversely, the largest detractors at a country level were South Africa and
China. While the underweight exposures to both markets were beneficial,

this was offset by weak stock selection. The Fund’s worst relative perform-
ers on an individual-stock basis were mining company Anglo American Plc and shipper China COSCO Holdings Company Ltd.

Describe recent portfolio activity.

• During the 12 months, we increased the Fund’s exposure to Russia, bal-
anced with significant reductions in China, where the positive macroeco-
nomic background had been priced in by the market, and India, where we took profits as the market surged on the back of the election results.

Describe Fund positioning at period end.

• Relative to the MSCI Emerging Markets index, the Fund has a large over-
weight exposure to Russia and Central Europe. These are among the cheapest markets in the investment universe, and we believe the prospects of a better-than-expected recovery in 2010 are not being priced in.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
Percent of
Long-Term
Ten Largest Holdings	Investments
Vale SA — ADR	4%
Petroleo Brasileiro SA — ADR	4
OAO Gazprom — ADR	3
Teva Pharmaceutical Industries Ltd. — ADR	3
Bank of China Ltd.	3
China Life Insurance Co., Ltd.	2
China Petroleum & Chemical Corp.	2
Cia de Bebidas das Americas (Preference Shares)	2
OAO Rosnft Oil Co. — ADR	2
FirstRand Ltd.	2

Percent of
Long-Term
Geographic Allocation	Investments
Brazil	19%
China	16
South Korea	12
Taiwan	12
Russia	11
South Africa	8
India	6
Israel	3
Czech Republic	2
Hungary	2
United States	2
Mexico	2
United Kingdom	1
Argentina	1
Panama	1
Peru	1
Turkey	1

4 ANNUAL REPORT OCTOBER 31, 2009

BlackRock Global Emerging Markets Fund, Inc.

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
2 The Fund invests in securities, principally equities, of issuers in countries having smaller capital markets.
3 This unmanaged index measures the total returns of emerging foreign stock markets in Europe, Asia and the Far East.

Performance Summary for the Period Ended October 31, 2009
				Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	44.52%	68.14%	N/A	16.43%	N/A	10.73%	N/A
Investor A	44.30	67.59	58.80%	16.11	14.87%	10.43	9.84%
Investor B	43.72	66.03	61.53	15.17	14.94	9.74	9.74
Investor C	43.80	66.24	65.24	15.20	15.20	9.55	9.55
MSCI Emerging Markets Index	40.09	64.63	N/A	17.16	N/A	11.49	N/A
[4] Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.
Expense Example
		Actual				Hypothetical[6]
	Beginning	Ending		Beginning		Ending
	Account Value	Account Value	Expenses Paid	Account Value		Account Value	Expenses Paid
	May 1, 2009	October 31, 2009	During the Period[5]	May 1, 2009	October 31, 2009 During the Period[5]
Institutional	$1,000	$1,445.20	$ 8.51		$1,000	$1,018.24	$ 7.02
Investor A	$1,000	$1,443.00	$10.47		$1,000	$1,016.63	$ 8.64
Investor B	$1,000	$1,437.20	$15.54		$1,000	$1,012.45	$12.83
Investor C	$1,000	$1,438.00	$15.36		$1,000	$1,012.60	$12.68
[5] For each share class of the Fund, expenses are equal to the annualized expense ratio for the class (1.38% for Institutional, 1.70% for Investor A, 2.53% for Investor B, and 2.50%
for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
[6] Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.
Past performance is not indicative of future results.
ANNUAL REPORT				OCTOBER 31, 2009			5

Fund Summary as of October 31, 2009 BlackRock Latin America Fund, Inc.

Portfolio Management Commentary

How did the Fund perform?

• The Fund outperformed the benchmark MSCI Emerging Markets Latin
America Index for the 12-month period.

What factors influenced performance?

• Positive contributors to performance relative to the MSCI Emerging Markets
Latin America Index included an overweight position in Brazil (focused mostly on the domestic side of the economy); stock selection in Brazil
(moving in and out of more cyclical names on the commodities side); and, an underweight position and stock selection in Mexico. The largest individ-
ual contributors to performance included Unibanco Holdings SA, Itau
Unibanco Multiplo SA, Usiminas, Antofagasta PLC, FEMSA Cervesa and
some of the smaller Brazilian homebuilders.

• Despite the insignificant negative contribution relative to the Fund’s strong performance during the period, cash—with an average weight of 1.2% over the 12 months—and an underweight in Peru both detracted slightly. Individual names that weighed somewhat on performance included Petrobras SA,
Grupo Financiero Banorte SA B. de CV and CEMEX SAB de CV.

Describe recent portfolio activity.

• During the 12 months, absolute exposure to Brazil increased, although rela-
tive to the benchmark, it is virtually unchanged. In Mexico, our absolute and relative exposure decreased. Over the year, we exited Columbia and reduced exposure to Chile, given unattractive valuations.

• In terms of sector exposure, we remain overweight in sectors that tend to be more domestically oriented, such as consumers, industrials and financials.
More recently, we reduced exposure to the materials sector, especially among steel names.

Describe Fund positioning at period end.

• Overall, we believe that Latin American markets continue to offer attractive upside potential, and we are positioned to benefit from a continuation of the re-rating process. Brazil remains our largest overweight relative to the
MSCI Emerging Markets Latin America Index, given the attractiveness of the
Brazilian investment case due to the strong economic recovery already underway. Mexico, despite the somewhat positive news on the passage of its budget through Congress, continues to deal with sluggish economic activity and falling remittances. Additionally, valuations are close to fair value; we, therefore, remain underweight in the country. Chile is starting to show signs of economic recovery, but valuations remain too high to warrant an increase in position size. Of the smaller markets, Peru remains the largest position at more than 2% of net assets, which is still considered to be a small underweight versus the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
Percent of
Long-Term
Ten Largest Holdings	Investments
Petroleo Brasileiro SA — ADR	15%
Itau Unibanco Holdings SA	9
Vale SA — ADR	9
America Movil, SA de CV	7
Cia de Bebidas das Americas (Preference Shares)	4
Banco Bradesco SA — ADR	4
Bradespar SA (Preference Shares)	3
Grupo Televisa, SA — ADR	2
Usinas Siderurgicas de Minas Gerais SA (Preference ‘A’ Shares)	. 2
BM&F Bovespa SA	2

Percent of
Long-Term
Geographic Allocation	Investments
Brazil	76%
Mexico	17
Peru	2
Argentina	2
Chile	2
Panama	1

6 ANNUAL REPORT OCTOBER 31, 2009

BlackRock Latin America Fund, Inc.

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
2 The Fund invests primarily in Latin America equity and debt securities.
3 This unmanaged market-capitalization-weighted index by Morgan Stanley Capital International is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in Argentina, Brazil, Chile and Mexico, which are freely purchasable by foreign investors.

Performance Summary for the Period Ended October 31, 2009
				Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	57.57%	92.04%	N/A	28.80%	N/A	21.09%	N/A
Investor A	57.30	91.48	81.42%	28.45	27.07%	20.79	20.14%
Investor B	56.60	89.63	85.13	27.40	27.25	20.02	20.02
Investor C	56.66	89.82	88.82	27.44	27.44	19.83	19.83
MSCI Emerging Markets Latin America Index	49.69	78.10	N/A	27.95	N/A	19.53	N/A
[4] Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.
Expense Example
		Actual				Hypothetical[6]
	Beginning	Ending		Beginning		Ending
	Account Value	Account Value	Expenses Paid	Account Value		Account Value	Expenses Paid
	May 1, 2009	October 31, 2009	During the Period[5]	May 1, 2009	October 31, 2009 During the Period[5]
Institutional	$1,000	$1,575.40	$ 7.92		$1,000	$1,019.05	$ 6.21
Investor A	$1,000	$1,573.00	$ 9.99		$1,000	$1,017.44	$ 7.83
Investor B	$1,000	$1,565.70	$15.84		$1,000	$1,012.85	$12.43
Investor C	$1,000	$1,566.60	$15.14		$1,000	$1,013.40	$11.88
[5] For each share class of the Fund, expenses are equal to the expense ratio for the class (1.22% for Institutional, 1.54% for Investor A, 2.45% for Investor B, and 2.34% for
Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
[6] Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.
Past performance is not indicative of future results.
ANNUAL REPORT				OCTOBER 31, 2009			7

Fund Summary as of October 31, 2009 BlackRock International Fund of BlackRock Series, Inc.

Portfolio Management Commentary

How did the Fund perform?

• Through its investment in BlackRock Master International Portfolio (the
“Portfolio”), the Fund outperformed the benchmark MSCI EAFE Index for the 12-month period.

What factors influenced performance?

• Performance during the year was overwhelmingly driven by positive stock selection. In the energy sector, Brazil’s Petrobras SA was a strong contribu-
tor, and UK-listed Tullow Oil Plc enjoyed solid performance after announcing reserve upgrades, having raised additional capital to fund the development
Virgin Media rose very strongly as the company continued to benefit from both its operational turnaround and a restructuring of its debt. Within indus-
trials, MAN SE reported solid first-quarter results, with better-than-expected orders, sales and execution. Sandvik AB was also strong after reporting an operating loss that was smaller than the company had previously predicted.
Lastly, in the strong-performing financials sector, Swedbank AB and AXA Group contributed the most to performance as it became increasingly apparent that the financial crisis was easing and the global recession was ending.

• Among the main detractors from performance was Swiss Re, which pre-
announced disappointing numbers and a dilutive capital increase. Our
Japanese financials holdings, in particular Mitsubishi UFJ Financial Group
Inc., were weak, following Nomura’s unexpected capital-raising.

Describe recent portfolio activity.

• During the last three months of 2008, when global markets endured unprecedented levels of volatility, we increased the Portfolio’s size bias, investing in large-cap names such as Total SA, Sanofi and Vodafone
Group Plc.

• As 2009 progressed and markets recovered, we increased our exposure to higher-quality cyclical names such as the semiconductor ASML, Swiss watchmaker Swatch AG, and Nokia. The overall effect of these changes was to increase the Portfolio’s stock-specific risk, while reducing country risk. We reduced an underweight position in financials through the pur-
chases of, among others, Nomura Holdings Inc., China Construction Bank and Societe Generale.

• Lastly, as the global recovery has been confirmed, we have significantly reduced those European cyclical names that performed well, such as BASF
Corp., Swedbank AB and Sandvik AB, and invested in cheap Japanese cyclicals, such as Mitsui & Co. Ltd.

Describe Portfolio positioning at period end.

• Despite the rally in equity markets since March, we maintain a positive view on the asset class, bolstered by several factors, including recovering risk appetite, which has now risen above its seven-year average; attractive pricing of equities relative to government bonds; earnings expectations that remain way below trend; and our belief that the world’s monetary supply is likely to remain lax for the foreseeable future.

• While we currently have no significant sector bias in the Portfolio, we con-
tinue to follow certain investment themes, including growth and recovery in Asia, where structural headwinds are less evident, and cyclical value stocks, which are rated on low multiples versus mid-cycle earnings and have the potential for significant earnings upgrades.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

8 ANNUAL REPORT OCTOBER 31, 2009

BlackRock International Fund of BlackRock Series, Inc.

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charges, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.
2 The Fund invests all of its assets in BlackRock Master International Portfolio of BlackRock Master LLC. The Portfolio invests primarily in stocks of companies located outside of the United States that its management believes are undervalued or have good prospects for earnings growth.
3 This unmanaged broad-based index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East.

Performance Summary for the Period Ended October 31, 2009
				Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	34.03%	33.05%	N/A	4.21%	N/A	0.28%	N/A
Investor A	33.66	32.51	25.56%	3.90	2.79%	0.00	(0.53)%
Investor B	33.07	31.02	26.52	2.90	2.54	(0.64)	(0.64)
Investor C	33.16	31.63	30.63	3.12	3.12	(0.76)	(0.76)
MSCI EAFE Index	31.18	27.71	N/A	5.10	N/A	2.05	N/A
[4] Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.
Expense Example
		Actual				Hypothetical[6]
	Beginning	Ending		Beginning		Ending
	Account Value	Account Value	Expenses Paid	Account Value		Account Value	Expenses Paid
	May 1, 2009	October 31, 2009	During the Period[5]	May 1, 2009	October 31, 2009 During the Period[5]
Institutional	$1,000	$1,340.30	$11.97		$1,000	$1,014.97	$10.31
Investor A	$1,000	$1,336.60	$14.08		$1,000	$1,013.15	$12.13
Investor B	$1,000	$1,330.70	$20.27		$1,000	$1,007.81	$17.46
Investor C	$1,000	$1,331.60	$18.22		$1,000	$1,009.57	$15.70
[5] For each share class of the Fund, expenses are equal to the expense ratio for the class (2.03% for Institutional, 2.39% for Investor A, 3.45% for Investor B, and 3.10% for
Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense example reflects the expenses of both the feeder fund and the master fund in which it invests.
[6] Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.
Past performance is not indicative of future results.
ANNUAL REPORT				OCTOBER 31, 2009			9

About Fund Performance

• Institutional Shares are not subject to any sales charge. Institutional
Shares bear no ongoing distribution or service fees and are available only to eligible investors.

• Investor A Shares incur a maximum initial sales charge (front-end load) of
5.25% and a service fee of 0.25% per year (but no distribution fee).

• Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B
Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A
Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares of the Funds are no longer available for purchase except through exchanges, dividend reinvestments, and for purchase by certain qualified employee benefit plans.

• Investor C Shares are subject to a distribution fee of 0.75% and a service fee of 0.25%. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the per-
formance data quoted. Refer to www.blackrock.com/funds to obtain per-
formance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Funds may charge a 2%
redemption fee for sales or exchanges of shares within 30 days of pur-
chase or exchange. Performance data does not reflect this potential fee.
Figures shown in the performance tables on pages 5, 7 and 9 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, dis-
tribution fees including 12b-1 fees, and other Fund expenses. The expense examples on pages 5, 7 and 9 (which are based on a hypothetical invest-
ment of $1,000 invested on May 1, 2009 and held through October 31,
2009) are intended to assist shareholders both in calculating expenses based on an investment in the Funds and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these
Funds and other funds, compare the 5% hypothetical examples with the
5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypotheti-
cal examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds and Portfolio may invest in various derivative instruments, including foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction and illiquidity of the derivative instru-
ment. The Funds’ and Portfolio’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Funds and Portfolio to sell or purchase portfolio securities at inopportune times or at distressed values, may limit the amount of appreciation the Funds and Portfolio can realize on an investment or may cause the Funds and Portfolio to hold a security that they might otherwise sell. The Funds’ and Portfolio’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

10 ANNUAL REPORT OCTOBER 31, 2009

Schedule of Investments October 31, 2009 BlackRock Global Emerging Markets Fund, Inc.
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina — 1.1%
Tenaris SA — ADR	71,607	$ 2,550,641
Austria — 0.2%
Erste Bank der Oesterreichischen Sparkassen AG	10,651	428,202
Brazil — 18.2%
Banco Bradesco SA — ADR	145,421	2,864,794
Cia de Bebidas das Americas (Preference
Shares) — ADR	55,000	4,954,400
Cia Energetica de Minas Gerais — ADR	157,030	2,479,504
Cyrela Brazil Realty SA	227,474	2,886,038
Itau Unibanco Holdings SA — ADR	187,875	3,595,928
Lojas Renner SA	127,382	2,256,084
Natura Cosmeticos SA	142,000	2,552,066
Petroleo Brasileiro SA — ADR	193,600	7,767,232
Tam SA (Preference Shares) — ADR (a)	142,118	2,028,024
Tractebel Energia SA	169,000	2,062,613
Vale SA — ADR	355,475	8,211,473
		41,658,156
China — 15.3%
Bank of China Ltd.	9,380,000	5,441,256
China Coal Energy Co.	1,421,000	1,976,909
China Communications Construction Co., Ltd.	1,516,000	1,629,829
China Construction Bank, Class H	4,917,000	4,239,101
China Life Insurance Co., Ltd.	1,142,000	5,250,729
China Mobile Ltd.	384,990	3,609,061
China Petroleum & Chemical Corp.	5,970,000	5,062,990
China Resources Power Holdings Co.	963,800	1,996,647
Guangzhou R&F Properties Co., Ltd.	1,645,200	3,082,823
Melco Crown Entertainment Ltd. — ADR (a)	545,520	2,690,899
		34,980,244
Czech Republic — 2.3%
CEZ AS	81,933	4,034,724
Central European Media Enterprises Ltd.,
Class A (a)	51,719	1,300,216
		5,334,940
Hungary — 1.5%
OTP Bank Plc	125,858	3,539,063
Israel — 2.5%
Teva Pharmaceutical Industries Ltd. — ADR	112,250	5,666,380
Mexico — 1.5%
Cemex, SA de CV — ADR (a)	201,000	2,086,380
Desarrolladora Homex SA de CV — ADR (a)	39,234	1,395,161
		3,481,541
Panama — 1.0%
Copa Holdings SA, Class A	54,000	2,280,420
Peru — 0.8%
Credicorp Ltd.	25,816	1,782,078
Russia — 10.7%
LUKOIL — ADR	66,000	3,854,400
MMC Norilsk Nickel — ADR	254,533	3,359,836
Mobile Telesystems — ADR	38,448	1,741,694
OAO Gazprom — ADR	308,687	7,454,791
OAO Rosnft Oil Co. — ADR (a)	625,343	4,783,874
Sberbank	1,528,729	3,439,640
		24,634,235

Common Stocks	Shares	Value
South Africa — 6.8%
Aveng Ltd.	420,900	$ 2,232,226
Barloworld Ltd.	362,014	2,257,122
FirstRand Ltd.	2,054,211	4,626,884
Gold Fields Ltd.	113,867	1,456,818
Gold Fields Ltd. — ADR	106,512	1,358,028
MTN Group Ltd.	128,507	1,913,371
Tiger Brands Ltd.	86,173	1,725,483
		15,569,932
South Korea — 11.3%
GS Engineering & Construction Corp.	36,664	3,215,147
Hana Financial Group, Inc.	73,610	2,183,098
Hyundai Development Co.	48,717	1,441,847
KT&G Corp.	31,602	1,840,426
Korean Air Lines Co., Ltd.	62,110	2,363,590
NHN Corp. (a)	14,917	2,200,108
Samsung Electronics Co., Ltd.	6,091	3,665,156
Samsung Fire & Marine Insurance Co., Ltd.	15,431	2,809,585
Shinhan Financial Group Co., Ltd.	93,703	3,555,181
Shinsegae Co., Ltd.	5,990	2,586,114
		25,860,252
Taiwan — 11.0%
Advanced Semiconductor Engineering Inc.	3,276,000	2,581,952
Asustek Computer, Inc.	1,584,678	2,910,507
Catcher Technology Co., Ltd.	71,400	172,844
Far Eastern New Century Corp.	2,320,060	2,735,855
Formosa Plastics Corp.	1,214,450	2,329,422
HON HAI Precision Industry Co., Ltd.	714,137	2,797,152
MediaTek, Inc.	169,000	2,365,322
Taiwan Semiconductor Manufacturing Co., Ltd.	1,805,362	3,274,924
Uni-President Enterprises Corp.	2,173,608	2,425,290
Yuanta Financial Holding Co., Ltd.	5,601,000	3,696,258
		25,289,526
Thailand — 0.1%
Kasikornbank PCL	111,200	255,459
Turkey — 0.6%
Sekerbank TAS (a)	831,939	1,382,495
United States — 1.5%
Central European Distribution Corp. (a)	106,575	3,315,548
Total Common Stocks — 86.4%		198,009,112
	Par
Structured Notes	(000)
Cayman Islands — 0.8%
Morgan Stanley BV (Rolta India Ltd.),
due 5/26/14 (a)	USD 481	1,777,817

Portfolio Abbreviations
To simplify the listings of portfolio holdings in	ADR	American Depositary Receipts	TRY	Turkish Lira
the Schedules of Investments, the names and	EUR	Euro	USD	US Dollar
descriptions of many of the securities have been	THB	Thai Baht	ZAR	South African Rand
abbreviated according to the following list:
See Notes to Financial Statements.
ANNUAL REPORT			OCTOBER 31, 2009		11

Schedule of Investments (continued) BlackRock Global Emerging Markets Fund, Inc.
(Percentages shown are based on Net Assets)
Par

Structured Notes		(000)	Value
India — 5.8%
Citigroup Global Markets Holdings, Inc. (Sterlite
Industries (India) Ltd.), due 10/24/12 (a)	USD	181	$ 2,964,607
Deutsche Bank AG (Axis Bank), due 8/17/17 (a)		224	4,292,566
Deutsche Bank AG (Commercial Bank of Qatar Inc.),
due 5/26/17 (a)		117	2,320,110
Deutsche Bank AG (Punj Lloyd Ltd.),
due 11/29/17 (a)		410	1,752,012
UBS AG (Unitech Ltd.) due 6/16/11		1,105	1,935,137
			13,264,432
South Africa — 0.4%
Deutsche Bank AG (Naspers Ltd./Tencent
Holdings Ltd.), due 8/26/10 (a)	ZAR	102	879,017
United Kingdom — 1.2%
HSBC Bank Plc (Sohouh Real Estate),
due 5/06/11 (a)	USD	2,896	2,838,928
Total Structured Notes — 8.2%			18,760,194
Total Long-Term Investments
(Cost — $173,950,509) — 94.6%			216,769,306
Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.18% (b)(c)	6,661,505		6,661,505
Total Short-Term Securities
(Cost — $6,661,505) — 2.9%			6,661,505
Total Investments (Cost — $180,612,014*) — 97.5%			223,430,811
Other Assets Less Liabilities — 2.5%			5,747,905
Net Assets — 100.0%			$ 229,178,716
* The cost and unrealized appreciation (depreciation) of investments as of
October 31, 2009, as computed for federal income tax purposes, were as follows:
Aggregate cost			$ 190,567,905
Gross unrealized appreciation			$ 35,470,774
Gross unrealized depreciation			(2,607,868)
Net unrealized appreciation			$ 32,862,906
(a) Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Fund, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
	Net
Affiliate	Activity		Income
BlackRock Liquidity Funds, TempFund,
Institutional Class	$ 6,661,505		$ 6,651
BlackRock Liquidity Series, LLC
Cash Sweep Series	$(6,128,715)		$12,641
(c) Represents the current yield as of report date.

•	Foreign currency exchange contracts as of October 31, 2009 were as follows:
						Unrealized
	Currency	Currency			Settlement Appreciation
	Purchased		Sold	Counterparty	Date	(Depreciation)
	TRY 280,716	USD 188,147		Bank of
				New York	11/02/09	$ (1,503)
	USD 1,070,906	THB 35,821,816		Brown Brothers
				Harriman & Co.	11/03/09	(714)
	USD 517,088	THB 17,306,943 Brown Brothers
				Harriman & Co.	11/04/09	(654)
	USD 1,032,997	EUR	701,193	JPMorgan
				Chase Bank	11/04/09	1,099
	Total					$ (1,772)
•	Fair Value Measurements — Various inputs are used in determining the fair value of
	investments, which are as follows:
	• Level 1 — price quotations in active markets/exchanges for identical assets
	and liabilities
	• Level 2 — other observable inputs (including, but not limited to: quoted prices for
	similar assets or liabilities in markets that are active, quoted prices for identical
	or similar assets or liabilities in markets that are not active, inputs other than
	quoted prices that are observable for the assets or liabilities (such as interest
	rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and
	default rates) or other market-corroborated inputs)
	• Level 3 — unobservable inputs based on the best information available in the
	circumstances, to the extent observable inputs are not available (including the
	Fund’s own assumptions used in determining the fair value of investments)
	The inputs or methodology used for valuing securities are not necessarily an indica-
	tion of the risk associated with investing in those securities. For information about
	the Fund’s policy regarding valuation of investments and other significant accounting
	policies, please refer to Note 1 of the Notes to Financial Statements.
	The following table summarizes the inputs used as of October 31, 2009 in
	determining the fair valuation of the Fund’s investments:
					Investments in
	Valuation Inputs					Securities
						Assets
	Level 1
	Long-Term Investments:
	Common Stocks:
	Argentina				$ 2,550,641
	Brazil					41,658,156
	China					2,690,899
	Czech Republic					1,300,216
	Israel					5,666,380
	Mexico					3,481,541
	Panama					2,280,420
	Peru					1,782,078
	Russia					24,634,235
	South Africa					1,358,028
	United States					3,315,548
	Short-Term Securities					6,661,505
	Total Level 1				$ 97,379,647

See Notes to Financial Statements.

12 ANNUAL REPORT OCTOBER 31, 2009

Schedule of Investments (concluded) BlackRock Global Emerging Markets Fund, Inc.

	Investments in
Valuation Inputs		Securities
		Assets
Level 2
Long-Term Investments:
Common Stocks:
Austria	$ 428,202
China		28,662,869
Czech Republic		4,034,724
Hong Kong		3,626,476
Hungary		3,539,063
South Africa		14,211,904
South Korea		25,860,252
Taiwan		25,289,526
Thailand		255,459
Turkey		1,382,495
Total Level 2		107,290,970
Level 3
Long-Term Investments:
Structured Notes:
Cayman Islands		1,777,817
India		13,264,432
South Africa		879,017
United Kingdom		2,838,928
Total Level 3		18,760,194
Total	$ 223,430,811
	Other Financial
Valuation Inputs	Instruments[1]
	Assets	Liabilities
Level 1	—	—
Level 2	$ 1,099 $	(2,871)
Level 3	—	—
Total	$ 1,099 $	(2,871)
[1] Other financial instruments are foreign currency exchange contracts which are shown at the unrealized appreciation/depreciation on the instrument.
	Investments in
Valuation Inputs		Securities
		Structured
		Notes
Balance, as of October 31, 2008		—
Realized gain (loss)		—
Change in unrealized appreciation/depreciation		—
Net purchases (sales)		—
Net transfers in (out) of Level 3	$ 18,760,194
Balance, as of October 31, 2009	$ 18,760,194

See Notes to Financial Statements.

ANNUAL REPORT OCTOBER 31, 2009 13

Schedule of Investments October 31, 2009 BlackRock Latin America Fund, Inc.
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina — 1.7%
Tenaris SA — ADR (a)	250,000	$ 8,905,000
Ternium SA — ADR (a)	155,000	3,895,150
		12,800,150
Brazil — 73.2%
All America Latina Logistica SA	1,279,000	9,387,755
Amil Partcipacoes SA	480,000	2,724,796
Anhanguera Educaional Participacoes SA (b)	366,000	5,059,094
B2W Companhia Global Do Varejo	33,000	956,506
BM&F Bovespa SA	2,119,300	13,654,663
BR Malls Participacoes SA (b)	190,000	2,037,409
BRF — Brasil Foods SA (b)	323,000	7,787,131
Banco ABC Brasil SA (Preference Shares)	302,000	1,704,065
Banco Bradesco SA — ADR (a)	1,425,000	28,072,500
Banco Industrial e Comercial SA (Preference Shares)	397,000	2,494,772
Banco Santander Brasil SA — ADR (b)	563,000	6,677,180
Bradespar SA (Preference Shares)	921,400	18,908,157
CPFL Energia SA	313,000	5,481,409
Cia Brasileira de Distribuicao Grupo Pao
de Acucar — ADR (a)	97,000	5,867,530
Cia Energetica de Minas Gerais — ADR (a)	533,000	8,416,070
Cia Energetica de Minas Gerais (Preference Shares)	50,000	784,798
Cia Energetica de Sao Paulo (Preference ‘B’ Shares)	405,000	4,713,045
Cia Siderurgica Nacional SA — ADR (a)	175,000	5,803,000
Cia de Bebidas das Americas — ADR (a)	25,000	1,900,000
Cia de Bebidas das Americas (Preference
Shares) — ADR	359,000	32,338,720
Cia de Concessoes Rodoviarias	250,000	4,915,986
Companhia Brasileira de Meios de Pagamento	432,000	3,975,204
Companhia Paranaense de Energia-Copel — ADR	188,000	3,308,800
Companhia de Saneamento de Minas Gerais	97,000	1,706,971
Cyrela Brazil Realty SA	570,000	7,231,778
Diagnosticos da America SA (b)	190,000	4,686,365
Duratex SA	456,001	3,158,042
EDP — Energias do Brasil SA	130,000	2,085,491
Eletropaulo Metropolitana Eletricidade
de Sao Paulo SA (Preference ‘B’ Shares)	175,000	3,301,118
Equatorial Energia SA	98,000	929,598
Hypermarcas SA (b)	357,000	7,157,834
Iguatemi Empresa de Shopping Centers SA	150,000	2,218,154
Itau Unibanco Holdings SA — ADR (a)	3,725,000	71,296,500
Itausa-Investimentos Itau SA (Preference Shares)	950,000	5,430,574
Lojas Renner SA	400,000	7,084,469
Lupatech SA (b)	117,000	1,775,988
Marcopolo SA (Preference Shares)	400,000	1,376,022
Metalfrio Solutions SA (b)	209,000	1,210,150
Mrv Engenharia e Participacoes SA	155,000	2,912,409
OGX Petroleo e Gas Participacoes SA	11,000	8,866,939
PDG Realty SA Empreendimentos e Participacoes	600,000	5,006,812
Petroleo Brasileiro SA — ADR	2,870,000	115,144,400
Porto Seguro SA	402,000	4,242,268
Profarma Distribuidora de Produtos
Farmaceuticos SA	445,000	4,034,202
Redecard SA	135,000	1,981,778
Rodobens Negocios Imobiliarios SA	105,000	1,096,134
Rossi Residencial SA	538,000	3,551,851
Suzano Papel e Celulose SA (Preference Shares)	187,000	1,625,210
Tam SA (Preference Shares) — ADR (a)(b)	484,000	6,906,680
Tele Norte Leste Participacoes SA — ADR	283,000	5,393,980
Terna Participacoes SA	99,000	2,062,500
Totvs SA	80,004	4,359,437
Tractebel Energia SA	398,000	4,857,516
Ultrapar Participacoes SA (Preference Shares)	100,000	4,379,541
Usinas Siderurgicas de Minas Gerais SA
(Preference ‘A’ Shares)	540,000	14,100,817
Vale SA — ADR (a)	2,850,000	65,835,000
Weg SA	240,000	2,356,948
		556,332,066

Common Stocks		Shares	Value
Chile — 1.7%
Banco Santander Chile SA — ADR (a)		125,000	$ 6,580,000
Empresa Nacional de Electricidad SA — ADR		130,000	5,965,700
			12,545,700
Mexico — 16.6%
America Movil, SA de CV — ADR		1,125,000	49,646,250
Cemex, SA de CV — ADR (a)(b)		1,121,000	11,635,980
Desarrolladora Homex SA de CV — ADR (a)(b)		170,000	6,045,200
Empresas ICA Sociedad Controladora,
SA de CV (b)		1,025,000	2,251,254
Fomento Economico Mexicano, SA de CV — ADR		293,000	12,689,830
Grupo Financiero Banorte, SA de CV ‘O’		1,060,000	3,387,825
Grupo Mexico, SA de CV (b)		4,875,000	9,784,152
Grupo Televisa, SA — ADR		921,000	17,830,560
Wal-Mart de Mexico, SA de CV		3,650,000	12,732,671
			126,003,722
Panama — 0.6%
Copa Holdings SA Class A		112,000	4,729,760
Peru — 2.0%
Cia de Minas Buenaventura SA — ADR		165,000	5,539,050
Credicorp Ltd.		144,000	9,940,320
			15,479,370
United States — 0.4%
Bunge Ltd. (a)		53,000	3,024,180
Total Common Stocks — 96.2%			730,914,948
		Par
Corporate Bonds		(000)
Brazil — 0.5%
All America Latina Logistica SA,
3.00%, 10/02/12 (c)	BRL	2,708	1,642,747
Lupatech SA, 6.50%, 4/15/18 (c)		2,128	1,223,250
PDG Realty SA Empreendimentos e Participacoes,
10.63%, 10/15/12		540	530,133
Total Corporate Bonds — 0.5%			3,396,130
Structured Notes
Brazil — 2.7%
Deutsche Bank AG (Cyrela Brazil Realty SA),
due 11/03/09 (b)	USD	325	4,135,203
Morgan Stanley BV (B2W Companhia Global
do Varejo), due 7/10/10 (b)		50	1,473,900
Morgan Stanley BV (BR Malls Participacoes SA),
due 8/19/10 (b)		125	1,400,000
Morgan Stanley BV (Cyrela Brazil Realty SA),
due 6/03/10 (b)		500	6,498,500
Morgan Stanley BV (Cyrela Brazil Realty SA),
due 8/31/10 (b)		125	1,612,250
Morgan Stanley BV (Redecard SA), due 2/26/10		150	2,311,800
Morgan Stanley BV (Redecard SA), due 3/02/10		50	782,750
Morgan Stanley BV (Redecard SA), due 4/01/10		75	1,166,325
Morgan Stanley BV (Redecard SA), due 6/10/10		100	1,528,800
Total Structured Notes — 2.7%			20,909,528
Total Long Term Investments
(Cost — $528,685,393) — 99.4%			755,220,606

See Notes to Financial Statements.

14 ANNUAL REPORT OCTOBER 31, 2009

Schedule of Investments (concluded) BlackRock Latin America Fund, Inc.
(Percentages shown are based on Net Assets)

Short-Term Securities			Shares	Value
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.18% (d)(e)			9,596,587	$ 9,596,587
			Beneficial
			Interest
			(000)
BlackRock Liquidity Series LLC,
Money Market Series, 0.33% (d)(e)(f)			USD 156,541	156,541,250
Total Short-Term Securities
(Cost — $166,137,837) — 21.9%				166,137,837
Total Investments (Cost — $694,823,230*) — 121.3%				921,358,443
Liabilities in Excess of Other Assets — (21.3)%				(161,904,593)
Net Assets — 100.0%				$ 759,453,850
* The cost and unrealized appreciation (depreciation) of investments as of
October 31, 2009, as computed for federal income tax purposes, were as follows:
Aggregate cost				$ 734,656,385
Gross unrealized appreciation				$ 203,088,198
Gross unrealized depreciation				(16,386,140)
Net unrealized appreciation				$ 186,702,058
(a) Security, or a portion of security, is on loan.
(b) Non-income producing security.
(c) Convertible security.
(d) Investments in companies considered to be an affiliate of the Fund, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
			Net
Affiliate			Activity	Income
BlackRock Liquidity Funds, TempFund,
Institutional Class			$ 9,596,587	$ 13,171
BlackRock Liquidity Series, LLC
Cash Sweep Series			—	$ 3,724
BlackRock Liquidity Series, LLC
Money Market Series			$145,720,500	$101,983
(e) Represents the current yield as of report date.
(f) Security was purchased with the cash collateral from securities loans.
•				Foreign currency exchange contracts as of October 31, 2009 were as follows:
Currency	Currency		Settlement Unrealized
Purchased	Sold	Counterparty	Date	Appreciation
BRL 8,402,645	USD 4,762,054 Brown Brothers
		Harriman & Co. 11/03/09		$ 7,839
•				Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indica-
tion of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of October 31, 2009 in determining the fair valuation of the Fund’s investments:
		Investments in
Valuation Inputs			Securities
			Assets
Level 1
Long-Term Investments:
Common Stocks:
Argentina		$ 12,800,150
Brazil			556,332,066
Chile			12,545,700
Mexico			126,003,722
Panama			4,729,760
Peru			15,479,370
United States			3,024,180
Short-Term Securities			9,596,587
Total Level 1			740,511,535
Level 2
Long-Term Investments:
Corporate Bonds			1,642,747
Short-Term Securities			156,541,250
Total Level 2			158,183,997
Level 3
Long-Term Investments:
Corporate Bonds			1,753,383
Structured Notes			20,909,528
Total Level 3			22,662,911
Total		$ 921,358,443
		Other Financial
Valuation Inputs		Instruments[1]
			Assets
Level 1			—
Level 2		$ 7,839
Level 3			—
Total		$ 7,839
[1] Other financial instruments are foreign currency exchange contracts, which are shown at the unrealized appreciation/depreciation on the instrument.
The following is a reconciliation of investments for unobservable inputs (Level 3)
used in determining fair value:
	Investments in Securities
	Corporate	Structured
	Bonds	Notes	Total
Balance, as of October 31, 2008	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation/
depreciation	—	—	—
Net purchases (sales)	—	—	—
Net transfers in Level 3	$ 1,753,383	$20,909,528	$22,662,911
Balance, as of October 31, 2009	$ 1,753,383	$20,909,528	$22,662,911

See Notes to Financial Statements.

ANNUAL REPORT OCTOBER 31, 2009 15

Statements of Assets and Liabilities
		BlackRock	BlackRock
		Global Emerging	Latin	BlackRock
		Markets	America	International
October 31, 2009		Fund, Inc.	Fund, Inc.	Fund
Assets
Investments at value — unaffiliated[1,2]		$ 216,769,306	$ 755,220,606	—
Investment at value — Master International Portfolio of BlackRock Master LLC (the “Portfolio”) (cost — $59,477,972)		—	—	$ 66,975,140
Investments at value — affiliated[3]		6,661,505	166,137,837	—
Foreign currency at value[4]		43,342	201,347	—
Unrealized appreciation on foreign currency exchange contracts		1,099	7,839	—
Investments sold receivable		5,828,885	2,273,466	—
Capital shares sold receivable		1,105,918	4,087,645	119,493
Withdrawals receivable from the Portfolio		—	—	96,506
Dividends receivable		299,343	2,252,124	—
Prepaid expenses		55,940	73,198	36,645
Interest receivable		—	58,390	—
Securities lending income receivable — affiliated		—	15,487	—
Other assets		223	—	—
Total assets		230,765,561	930,327,939	67,227,784
Liabilities
Collateral on securities loaned at value		—	156,541,250	—
Unrealized depreciation on foreign currency exchange contracts		2,871	—	—
Investments purchased payable		854,169	7,548,799	—
Capital shares redeemed payable		347,119	5,566,715	215,999
Investment advisory fees payable		194,217	635,885	—
Administration fees payable		—	—	14,333
Distribution fees payable		50,139	244,417	34,253
Other affiliates payable		1,120	73,045	2,232
Officer’s and Directors’ fees payable		40	111	8
Other accrued expenses payable		137,170	260,660	68,098
Other liabilities payable		—	3,207	—
Total liabilities		1,586,845	170,874,089	334,923
Net Assets		$ 229,178,716	$ 759,453,850	$ 66,892,861
Net Assets Consist of
Paid-in capital		259,507,249	682,459,628	133,093,304
Undistributed net investment income		1,086,964	6,907,334	60,661
Accumulated net realized loss		(74,233,237)	(156,410,653)	—
Net unrealized appreciation/depreciation		42,817,740	226,497,541	—
Accumulated net realized loss allocated from the Portfolio		—	—	(73,758,272)
Net unrealized appreciation/depreciation allocated from the Portfolio		—	—	7,497,168
Net Assets		$ 229,178,716	$ 759,453,850	$ 66,892,861
Institutional:
Net assets		$ 86,173,339	$ 114,101,428	$ 5,132,721
Shares outstanding, 100 million shares authorized		5,066,010	1,946,138	470,563
Par value per share		$ 0.10	$ 0.10	$ 0.0001
Net asset value		$ 17.01	$ 58.63	$ 10.91
Investor A:
Net assets		$ 111,849,911	$ 475,610,993	$ 28,948,723
Shares outstanding, 100 million shares authorized		6,800,549	8,238,109	2,689,540
Par value per share		$ 0.10	$ 0.10	$ 0.0001
Net asset value		$ 16.45	$ 57.73	$ 10.76
Investor B:
Net assets		$ 4,808,887	$ 18,695,101	$ 20,341,817
Shares outstanding, 100 million shares authorized		325,764	345,453	1,998,502
Par value per share		$ 0.10	$ 0.10	$ 0.0001
Net asset value		$ 14.76	$ 54.12	$ 10.18
Investor C:
Net assets		$ 26,346,579	$ 151,046,328	$ 12,469,600
Shares outstanding, 100 million shares authorized		1,832,561	2,840,702	1,213,030
Par value per share		$ 0.10	$ 0.10	$ 0.0001
Net asset value		$ 14.38	$ 53.17	$ 10.28
[1] Investments at cost — unaffiliated		$ 173,950,509	$ 528,685,393	—
[2] Securities loaned at value		—	$ 145,716,627	—
[3] Investments at cost — affiliated		$ 6,661,505	$ 166,137,837	—
[4] Foreign currency at cost		$ 44,125	$ 246,821	—
See Notes to Financial Statements.
16	ANNUAL REPORT	OCTOBER 31, 2009

Statements of Operations
	BlackRock
	Global	BlackRock
	Emerging	Latin	BlackRock
	Markets	America	International
Year Ended October 31, 2009	Fund, Inc.	Fund, Inc.[1]	Fund
Investment Income
Dividends	$ 4,476,923	$ 14,015,567	—
Foreign taxes withheld	(353,889)	(1,121,803)	—
Interest	—	36,699	—
Income — affiliated	19,292	17,668	—
Securities lending — affiliated	—	101,983	—
Investment income allocated from the Portfolio:
Dividends	—	—	$ 1,945,628
Foreign taxes withheld	—	—	(236,122)
Income — affiliated	—	—	9,635
Interest	—	—	25
Expenses	—	—	(634,819)
Total income	4,142,326	13,050,114	1,084,347
Expenses
Investment advisory fees.	1,588,734	4,469,043	—
Service — Investor A	200,623	678,759	58,317
Service and distribution — Investor B	37,361	136,160	186,502
Service and distribution — Investor C	169,439	922,134	104,811
Transfer agent — Institutional	93,849	118,283	15,520
Transfer agent — Investor A	201,753	584,177	102,248
Transfer agent — Investor B	13,920	59,548	169,093
Transfer agent — Investor C	56,861	288,429	39,620
Custodian	135,438	219,989	—
Professional.	112,257	98,713	108,310
Accounting services.	98,290	200,586	—
Registration	67,368	95,159	49,154
Printing	51,006	105,904	30,998
Officer and Directors	18,731	22,156	21
Administration	—	—	143,128
Miscellaneous	31,021	33,250	12,143
Total expenses	2,876,651	8,032,290	1,019,865
Less fees waived by advisor	(1,488)	(3,179)	—
Total expenses after fees waived	2,875,163	8,029,111	1,019,865
Net investment income	1,267,163	5,021,003	64,482
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(22,895,668)	(72,721,545)	—
Foreign currency transactions	(321,240)	(214,627)	—
Options written	—	307,631	—
Investments and foreign currency transactions allocated from the Portfolio	—	—	(15,605,920)
	(23,216,908)	(72,628,541)	(15,605,920)
Net change in unrealized appreciation/depreciation on:
Investments	106,047,159	364,084,243	—
Foreign currency transactions	58,550	524,563	—
Investments and foreign currency transactions allocated from the Portfolio	—	—	31,035,081
	106,105,709	364,608,806	31,035,081
Total realized and unrealized gain	82,888,801	291,980,265	15,429,161
Net Increase in Net Assets Resulting From Operations	$ 84,155,964	$ 297,001,268	$ 15,493,643
[1] Consolidated Statement of Operations. See Note 1 of the Notes to Financial Statements.
ANNUAL REPORT	OCTOBER 31, 2009		17

Statements of Changes in Net Assets		BlackRock Global Emerging Markets Fund, Inc.
		Year Ended	Period	Year Ended
		October 31,	July 1, 2008 to	June 30,
Increase (Decrease) in Net Assets:		2009	October 31, 2008	2008
Operations
Net investment income		$ 1,267,163	$ 651,787	$ 376,391
Net realized gain (loss)		(23,216,908)	(46,035,385)	59,329,681
Net change in unrealized appreciation/depreciation		106,105,709	(78,769,472)	(49,229,034)
Net increase (decrease) in net assets resulting from operations		84,155,964	(124,153,070)	10,477,038
Dividends and Distributions to Shareholders From
Net investment income:
Institutional		(252,551)	(46,785)	—
Investor A		(232,391)	—	—
Investor B		—	—	—
Investor C		—	—	—
Net realized gain:
Institutional		—	(6,666,957)	(21,745,299)
Investor A		—	(12,702,815)	(39,569,089)
Investor B		—	(704,799)	(2,962,637)
Investor C		—	(2,856,511)	(9,120,068)
Decrease in net assets resulting from dividends and distributions to shareholders		(484,942)	(22,977,867)	(73,397,093)
Capital Share Transactions
Net increase in net assets derived from capital share transactions		18,024,424	8,523,710	45,811,401
Redemption Fee
Redemption fee		7,513	167	9,593
Net Assets
Total increase (decrease) in net assets		101,702,959	(138,607,060)	(17,099,061)
Beginning of period		127,475,757	266,082,817	283,181,878
End of period		$ 229,178,716	$ 127,475,757	$ 266,082,817
Undistributed net investment income		$ 1,086,964	$ 571,000	$ 82,388
See Notes to Financial Statements.
18	ANNUAL REPORT	OCTOBER 31, 2009

Statements of Changes in Net Assets	BlackRock Latin America Fund, Inc.
	Year Ended	Period	Year Ended
	October 31,	December 1, 2007	November 30,
Increase (Decrease) in Net Assets:	2009[1]	to October 31, 2008[1]	2007[1]
Operations
Net investment income	$ 5,021,003	$ 4,075,060	$ 4,002,197
Net realized gain (loss)	(72,628,541)	(83,411,553)	138,490,749
Net change in unrealized appreciation/depreciation	364,608,806	(364,631,306)	78,178,634
Net increase (decrease) in net assets resulting from operations	297,001,268	(443,967,799)	220,671,580
Dividends and Distributions to Shareholders From
Net investment income:
Institutional	—	(1,310,857)	(2,731,394)
Investor A	—	(3,704,656)	(2,328,020)
Investor B	—	(115,826)	(59,260)
Investor C	—	(814,364)	(351,727)
Net realized gain:
Institutional	—	(18,913,410)	—
Investor A	—	(64,111,958)	—
Investor B	—	(4,862,076)	—
Investor C	—	(26,310,139)	—
Decrease in net assets resulting from dividends and distributions to shareholders	—	(120,143,286)	(5,470,401)
Capital Share Transactions
Net increase in net assets derived from capital share transactions	142,193,743	126,047,735	95,810,271
Redemption Fee
Redemption fee	162,049	212,007	144,491
Net Assets
Total increase (decrease) in net assets	439,357,060	(437,851,343)	311,155,941
Beginning of period	320,096,790	757,948,133	446,792,192
End of period	$ 759,453,850	$ 320,096,790	$ 757,948,133
Undistributed net investment income	$ 6,907,334	$ 376,982	$ 3,698,919
[1] Consolidated Statements of Changes in Net Assets. See Note 1 of the Notes to Financial Statements.
See Notes to Financial Statements.
ANNUAL REPORT	OCTOBER 31, 2009		19

Statements of Changes in Net Assets			BlackRock International Fund
		Year Ended	Period	Year Ended
		October 31,	June 1, 2008 to	May 31,
Increase (Decrease) in Net Assets:		2009	October 31, 2008	2008
Operations
Net investment income (loss)		$ 64,482	$ (17,879)	$ 606,280
Net realized gain (loss)		(15,605,920)	(19,570,681)	10,435,185
Net change in unrealized appreciation/depreciation		31,035,081	31,339,044)	(4,715,333)
Net increase (decrease) in net assets resulting from operations		15,493,643	(50,927,604)	6,326,132
Dividends to Shareholders From
Net investment income:
Institutional		—	(116,723)	(74,593)
Investor A		—	(385,085)	(150,124)
Investor B		—	—	—
Investor C		—	(26,788)	—
Decrease in net assets resulting from dividends to shareholders		—	(528,596)	(224,717)
Capital Share Transactions
Net decrease in net assets derived from capital share transactions		(7,735,440)	(7,527,283)	(14,445,370)
Redemption Fee
Redemption fee		15,098	2,038	963
Net Assets
Total increase (decrease) in net assets		7,773,301	(58,981,445)	(8,342,992)
Beginning of period		59,119,560	118,101,005	126,443,997
End of period		$ 66,892,861	$ 59,119,560	$ 118,101,005
Undistributed (distributions in excess of) net investment income		$ 60,661	$ (38,015)	$ 514,616
See Notes to Financial Statements.
20	ANNUAL REPORT	OCTOBER 31, 2009

Financial Highlights			BlackRock Global Emerging Markets Fund, Inc.
		Period
	Year Ended	July 1, 2008
	October 31,	to October 31,		Year Ended June 30,
	2009	2008	2008	2007[1]	2006[1]	2005[1]
			Institutional
Per Share Operating Performance
Net asset value, beginning of period	$ 10.17	$ 22.45	$ 27.91	$ 24.14	$ 17.74	$ 13.37
Net investment income[2]	0.14	0.07	0.12	0.09	0.22	0.18
Net realized and unrealized gain (loss)[3]	6.75	(10.34)	1.28	8.37	6.28	4.19
Net increase (decrease) from investment operations	6.89	(10.27)	1.40	8.46	6.50	4.37
Dividends and distributions from:
Net investment income	(0.05)	(0.01)	—	(0.28)	(0.10)	—
Net realized gain	—	(2.00)	(6.86)	(4.41)	—	—
Total dividends and distributions	(0.05)	(2.01)	(6.86)	(4.69)	(0.10)	—
Net asset value, end of period	$ 17.01	$ 10.17	$ 22.45	$ 27.91	$ 24.14	$ 17.74
Total Investment Return[4]
Based on net asset value	68.14%	(48.15)%[5]	3.84%	41.99%	36.80%	32.69%
Ratios to Average Net Assets
Total expenses	1.48%	1.56%[6]	1.40%	1.44%	1.50%	1.63%
Total expenses after fees waived	1.48%	1.54%[6]	1.37%	1.40%	1.50%	1.60%
Net investment income	1.10%	1.31%[6]	0.45%	0.36%	0.99%	1.18%
Supplemental Data
Net assets, end of period (000)	$ 86,173	$ 42,803	$ 80,399	$ 86,385	$ 73,914	$ 63,018
Portfolio turnover	191%	76%	163%	140%	121%	110%
			Investor A
Per Share Operating Performance
Net asset value, beginning of period	$ 9.85	$ 21.80	$ 27.27	$ 23.68	$ 17.41	$ 13.16
Net investment income[2]	0.10	0.05	0.04	0.02	0.17	0.15
Net realized and unrealized gain (loss)[3]	6.53	(10.02)	1.25	8.21	6.16	4.10
Net increase (decrease) from investment operations	6.63	(9.97)	1.29	8.23	6.33	4.25
Dividends and distributions from:
Net investment income	(0.03)	—	—	(0.23)	(0.06)	—
Net realized gain	—	(1.98)	(6.76)	(4.41)	—	—
Total dividends and distributions	(0.03)	(1.98)	(6.76)	(4.64)	(0.06)	—
Net asset value, end of period	$ 16.45	$ 9.85	$ 21.80	$ 27.27	$ 23.68	$ 17.41
Total Investment Return[4]
Based on net asset value	67.59%	(48.18)%[5]	3.49%	41.66%	36.46%	32.29%
Ratios to Average Net Assets
Total expenses	1.83%	1.87%[6]	1.68%	1.71%	1.75%	1.88%
Total expenses after fees waived	1.83%	1.85%[6]	1.65%	1.66%	1.75%	1.85%
Net investment income	0.80%	0.98%[6]	0.16%	0.10%	0.74%	0.94%
Supplemental Data
Net assets, end of period (000)	$ 111,850	$ 67,614	$ 145,781	$ 151,309	$ 122,331	$ 91,292
Portfolio turnover	191%	76%	163%	140%	121%	110%
[1] Consolidated Financial Highlights. See Note 1 of the Notes to Financial Statements.		[4] Where applicable, total investment returns exclude the effect of any sales charges
[2] Based on average shares outstanding.		and include the reinvestment of dividends and distributions.
		[5] Aggregate total investment return.
[3] Includes a redemption fee, which is less than $0.01 per share.
		[6] Annualized.
See Notes to Financial Statements.
ANNUAL REPORT			OCTOBER 31, 2009			21

Financial Highlights (concluded)				BlackRock Global Emerging Markets Fund, Inc.
			Period
		Year Ended	July 1, 2008
		October 31,	to October 31,		Year Ended June 30,
		2009	2008	2008	2007[1]	2006[1]	2005[1]
				Investor B
Per Share Operating Performance
Net asset value, beginning of period		$ 8.89	$ 19.86	$ 25.20	$ 22.10	$ 16.32	$ 12.44
Net investment income (loss)[2]		(0.01)	0.01	(0.14)	(0.15)	(0.00)[3]	0.02
Net realized and unrealized gain (loss)[4]		5.88	(8.98)	1.18	7.62	5.78	3.86
Net increase (decrease) from investment operations		5.87	(8.97)	1.04	7.47	5.78	3.88
Dividends and distributions from:
Net investment income		—	—	—	(0.13)	—	—
Net realized gain		—	(2.00)	(6.38)	(4.24)	—	—
Total dividends and distributions		—	(2.00)	(6.38)	(4.37)	—	—
Net asset value, end of period		$ 14.76	$ 8.89	$ 19.86	$ 25.20	$ 22.10	$ 16.32
Total Investment Return[5]
Based on net asset value		66.03%	(48.33)%[6]	2.70%	40.59%	35.42%	31.19%
Ratios to Average Net Assets
Total expenses		2.71%	2.71%[7]	2.47%	2.48%	2.53%	2.68%
Total expenses after fees waived		2.71%	2.69%[7]	2.44%	2.45%	2.53%	2.65%
Net investment income (loss)		(0.08)%	0.13%[7]	(0.60)%	(0.68)%	(0.02)%	0.11%
Supplemental Data
Net assets, end of period (000)		$ 4,809	$ 3,487	$ 7,955	$ 13,280	$ 17,238	$ 24,333
Portfolio turnover		191%	76%	163%	140%	121%	110%
				Investor C
Per Share Operating Performance
Net asset value, beginning of period		$ 8.65	$ 19.42	$ 24.91	$ 22.01	$ 16.25	$ 12.38
Net investment income (loss)[2]		(0.01)	0.01	(0.14)	(0.14)	(0.01)	0.02
Net realized and unrealized gain (loss)[4]		5.74	(8.89)	1.18	7.53	5.77	3.85
Net increase (decrease) from investment operations		5.73	(8.88)	1.04	7.39	5.76	3.87
Dividends and distributions from:
Net investment income		—	—	—	(0.13)	—	—
Net realized gain		—	(1.89)	(6.53)	(4.36)	—	—
Total dividends and distributions		—	(1.89)	(6.53)	(4.49)	—	—
Net asset value, end of period		$ 14.38	$ 8.65	$ 19.42	$ 24.91	$ 22.01	$ 16.25
Total Investment Return[5]
Based on net asset value		66.24%	(48.35)%[6]	2.70%	40.58%	35.45%	31.26%
Ratios to Average Net Assets
Total expenses		2.66%	2.69%[7]	2.45%	2.47%	2.52%	2.68%
Total expenses after fees waived		2.66%	2.67%[7]	2.42%	2.43%	2.52%	2.65%
Net investment income (loss)		(0.08)%	0.15%[7]	(0.61)%	(0.66)%	(0.05)%	0.16%
Supplemental Data
Net assets, end of period (000)		$ 26,347	$ 13,572	$ 31,948	$ 32,208	$ 24,674	$ 15,956
Portfolio turnover		191%	76%	163%	140%	121%	110%
[1] Consolidated Financial Highlights. See Note 1 of the Notes to Financial Statements.			[4] Includes a redemption fee, which is less than $0.01 per share.
[2] Based on average shares outstanding.			[5] Where applicable, total investment returns exclude the effect of any sales charges
[3] Amount is less than $(0.01) per share.			and include the reinvestment of dividends and distributions.
			[6] Aggregate total investment return.
			[7] Annualized.
See Notes to Financial Statements.
22	ANNUAL REPORT			OCTOBER 31, 2009

Financial Highlights				BlackRock Latin America Fund, Inc.
		Period
		December 1,
	Year Ended	2007 to
	October 31,	October 31,		Year Ended November 30,
	2009	2008	2007	2006	2005	2004
			Institutional[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 30.53	$ 78.57	$ 50.67	$ 37.27	$ 22.64	$ 15.83
Net investment income[2]	0.64	0.61	0.50	0.65	0.57	0.33
Net realized and unrealized gain (loss)	27.45	(36.41)	28.10	13.32	14.42	6.79
Net increase (decrease) from investment operations	28.09	(35.80)	28.60	13.97	14.99	7.12
Dividends and distributions from:
Net investment income	—	(0.80)	(0.72)	(0.58)	(0.41)	(0.31)
Net realized gain	—	(11.47)	—	—	—	—
Total dividends and distributions	—	(12.27)	(0.72)	(0.58)	(0.41)	(0.31)
Redemption fee	0.01	0.03	0.02	0.01	0.05	0.00[3]
Net asset value, end of period	$ 58.63	$ 30.53	$ 78.57	$ 50.67	$ 37.27	$ 22.64
Total Investment Return[4]
Based on net asset value	92.04%	(53.70)%[5]	57.20%[6]	38.12%	67.55%	45.73%
Ratios to Average Net Assets
Total expenses	1.35%	1.30%[7]	1.26%	1.31%	1.43%	1.60%
Total expenses after fees waived	1.35%	1.30%[7]	1.26%	1.31%	1.43%	1.60%
Net investment income	1.60%	1.04%[7]	0.87%	1.49%	1.98%	1.81%
Supplemental Data
Net assets, end of period (000)	$ 114,101	$ 58,877	$ 128,094	$ 191,085	$ 135,279	$ 47,921
Portfolio turnover	50%	61%	72%	48%	47%	57%
			Investor A1
Per Share Operating Performance
Net asset value, beginning of period	$ 30.15	$ 77.78	$ 50.17	$ 36.93	$ 22.45	$ 15.71
Net investment income[2]	0.51	0.44	0.60	0.53	0.51	0.29
Net realized and unrealized gain (loss)	27.06	(35.97)	27.60	13.21	14.29	6.72
Net increase (decrease) from investment operations	27.57	(35.53)	28.20	13.74	14.80	7.01
Dividends and distributions from:
Net investment income	—	(0.66)	(0.61)	(0.51)	(0.37)	(0.27)
Net realized gain	—	(11.47)	—	—	—	—
Total dividends and distributions	—	(12.13)	(0.61)	(0.51)	(0.37)	(0.27)
Redemption fee	0.01	0.03	0.02	0.01	0.05	0.00[3]
Net asset value, end of period	$ 57.73	$ 30.15	$ 77.78	$ 50.17	$ 36.93	$ 22.45
Total Investment Return[4]
Based on net asset value	91.48%	(53.82)%[5]	56.85%[6]	37.77%	67.10%	45.35%
Ratios to Average Net Assets
Total expenses	1.63%	1.55%[7]	1.51%	1.57%	1.68%	1.85%
Total expenses after fees waived	1.63%	1.55%[7]	1.51%	1.57%	1.68%	1.85%
Net investment income	1.26%	0.76%[7]	0.92%	1.23%	1.81%	1.60%
Supplemental Data
Net assets, end of period (000)	$ 475,611	$ 176,711	$ 433,844	$ 191,187	$ 139,062	$ 81,969
Portfolio turnover	50%	61%	72%	48%	47%	57%
[1] Consolidated Financial Highlights. See Note 1 to the Notes to Financial Statements.		[5] Aggregate total investment return.
[2] Based on average shares outstanding.		[6] The investment advisor reimbursed the Fund in order to resolve a regulatory issue
[3] Amount is less than $0.01 per share.		relating to an investment, which increased the return by 0.02%.
[4] Where applicable, total investment returns exclude the effect of any sales charges		[7] Annualized.
and include the reinvestment of dividends and distributions.
See Notes to Financial Statements.
ANNUAL REPORT			OCTOBER 31, 2009			23

Financial Highlights (concluded)					BlackRock Latin America Fund, Inc.
			Period
			December 1,
		Year Ended	2007 to
		October 31,	October 31,		Year Ended November 30,
		2009	2008	2007	2006	2005	2004
				Investor B1
Per Share Operating Performance
Net asset value, beginning of period		$ 28.54	$ 74.38	$ 48.00	$ 35.33	$ 21.45	$ 15.01
Net investment income (loss)[2]		0.15	(0.04)	0.05	0.20	0.29	0.15
Net realized and unrealized gain (loss)		25.42	(34.09)	26.52	12.68	13.70	6.43
Net increase (decrease) from investment operations		25.57	(34.13)	26.57	12.88	13.99	6.58
Dividends and distributions from:
Net investment income		—	(0.27)	(0.21)	(0.22)	(0.16)	(0.14)
Net realized gain		—	(11.47)	—	—	—	—
Total dividends and distributions		—	(11.74)	(0.21)	(0.22)	(0.16)	(0.14)
Redemption fee		0.01	0.03	0.02	0.01	0.05	0.00[3]
Net asset value, end of period		$ 54.12	$ 28.54	$ 74.38	$ 48.00	$ 35.33	$ 21.45
Total Investment Return[4]
Based on net asset value		89.63%	(54.18)%[5]	55.61%[6]	36.72%	65.91%	44.16%
Ratios to Average Net Assets
Total expenses		2.62%	2.39%[7]	2.32%	2.34%	2.46%	2.64%
Total expenses after fees waived		2.62%	2.39%[7]	2.32%	2.34%	2.46%	2.64%
Net investment income (loss)		0.40%	(0.08%)[7]	0.09%	0.48%	1.10%	0.86%
Supplemental Data
Net assets, end of period (000)		$ 18,695	$ 11,794	$ 31,268	$ 13,911	$ 12,144	$ 11,497
Portfolio turnover		50%	61%	72%	48%	47%	57%
				Investor C1
Per Share Operating Performance
Net asset value, beginning of period		$ 28.01	$ 73.28	$ 47.40	$ 35.07	$ 21.38	$ 15.00
Net investment income (loss)[2]		0.17	(0.01)	0.11	0.17	0.25	0.14
Net realized and unrealized gain (loss)		24.98	(33.46)	26.08	12.56	13.64	6.41
Net increase (decrease) from investment operations		25.15	(33.47)	26.19	12.73	13.89	6.55
Dividends and distributions from:
Net investment income		—	(0.36)	(0.33)	(0.41)	(0.25)	(0.17)
Net realized gain		—	(11.47)	—	—	—	—
Total dividends and distributions		—	(11.83)	(0.33)	(0.41)	(0.25)	(0.17)
Redemption fee		0.01	0.03	0.02	0.01	0.05	0.00[3]
Net asset value, end of period		$ 53.17	$ 28.01	$ 73.28	$ 47.40	$ 35.07	$ 21.38
Total Investment Return[4]
Based on net asset value		89.82%	(54.16)%[5]	55.62%[6]	36.75%	65.90%	44.15%
Ratios to Average Net Assets
Total expenses		2.49%	2.35%[7]	2.29%	2.34%	2.45%	2.63%
Total expenses after fees waived		2.49%	2.35%[7]	2.29%	2.34%	2.45%	2.63%
Net investment income (loss)		0.46%	(0.02)%[7]	0.17%	0.42%	0.94%	0.80%
Supplemental Data
Net assets, end of period (000)		$ 151,046	$ 72,714	$ 164,742	$ 50,609	$ 25,071	$ 6,655
Portfolio turnover		50%	61%	72%	48%	47%	57%
[1] Consolidated Financial Highlights. See Note 1 to the Notes to Financial Statements.			[5] Aggregate total investment return.
[2] Based on average shares outstanding.			[6] The investment advisor reimbursed the Fund in order to resolve a regulatory issue
[3] Amount is less than $0.01 per share.			relating to an investment, which increased the return by 0.02%.
[4] Where applicable, total investment returns exclude the effect of any sales charges			[7] Annualized.
and include the reinvestment of dividends and distributions.
See Notes to Financial Statements.
24	ANNUAL REPORT			OCTOBER 31, 2009

Financial Highlights					BlackRock International Fund
		Period
	Year Ended	June 1, 2008
	October 31,	to October 31,		Year Ended May 31,
	2009	2008	2008	2007	2006	2005
			Institutional
Per Share Operating Performance
Net asset value, beginning of period	$ 8.20	$ 15.01	$ 14.18	$ 12.38	$ 10.05	$ 1.90
Net investment income[1]	0.09	0.04	0.19	0.12	0.08	0.07
Net realized and unrealized gain (loss)[2]	2.62	(6.68)	0.73	1.87	2.39	1.11
Net increase (decrease) from investment operations	2.71	(6.64)	0.92	1.99	2.47	1.18
Dividends from net investment income	—	(0.17)	(0.09)	(0.19)	(0.14)	(0.03)
Net asset value, end of period	$ 10.91	$ 8.20	$ 15.01	$ 14.18	$ 12.38	$ 10.05
Total Investment Return[3]
Based on net asset value	33.05%	(44.63)%[4]	6.58%	16.29%	24.80%	13.31%
Ratios to Average Net Assets[5]
Total expenses	2.03%	1.70%[6]	1.54%	1.65%	1.74%	1.72%
Net investment income	0.99%	0.75%[6]	1.32%	0.97%	0.72%	0.76%
Supplemental Data
Net assets, end of period (000)	$ 5,133	$ 5,161	$ 10,904	$ 12,133	$ 12,453	$ 11,946
Portfolio turnover of the Portfolio	178%	78%	153%	151%	96%	49%
			Investor A
Per Share Operating Performance
Net asset value, beginning of period	$ 8.12	$ 14.85	$ 14.04	$ 12.26	$ 9.94	$ 8.80
Net investment income[1]	0.05	0.02	0.17	0.10	0.06	0.03
Net realized and unrealized gain (loss)[2]	2.59	(6.62)	0.70	1.84	2.36	1.12
Net increase (decrease) from investment operations	2.64	(6.60)	0.87	1.94	2.42	1.15
Dividends from net investment income	—	(0.13)	(0.06)	(0.16)	(0.10)	(0.01)
Net asset value, end of period	$ 10.76	$ 8.12	$ 14.85	$ 14.04	$ 12.26	$ 8.94
Total Investment Return[3]
Based on net asset value	32.51%	(44.72)%[4]	6.25%	16.02%	24.51%	13.04%
Ratios to Average Net Assets[5]
Total expenses	2.40%	2.02%[6]	1.84%	1.91%	1.98%	1.97%
Net investment income	0.54%	0.50%[6]	1.18%	0.77%	0.53%	0.30%
Supplemental Data
Net assets, end of period (000)	$ 28,949	$ 22,537	$ 42,052	$ 35,750	$ 21,807	$ 18,058
Portfolio turnover of the Portfolio	178%	78%	153%	151%	96%	49%
[1] Based on average shares outstanding.		[4] Aggregate total investment return.
[2] Includes a redemption fee, which is less than $0.01 per share.		[5] Includes the Fund’s share of the Portfolio’s allocated expenses and/or net invest-
[3] Where applicable, total investment returns exclude the effect of any sales charges		ment income.
and include the reinvestment of dividends and distributions.		[6] Annualized.
See Notes to Financial Statements.
ANNUAL REPORT			OCTOBER 31, 2009			25

Financial Highlights (concluded)						BlackRock International Fund
			Period
		Year Ended	June 1, 2008
		October 31,	to October 31,		Year Ended May 31,
		2009	2008	2008	2007	2006	2005
				Investor B
Per Share Operating Performance
Net asset value, beginning of period		$ 7.77	$ 14.13	$ 13.44	$ 11.75	$ 9.54	$ 8.51
Net investment loss[1]		(0.04)	(0.03)	(0.01)	(0.02)	(0.03)	(0.02)
Net realized and unrealized gain (loss)[2]		2.45	(6.33)	0.70	1.78	2.27	1.05
Net increase (decrease) from investment operations		2.41	(6.36)	0.69	1.76	2.24	1.03
Dividends from net investment income		—	—	—	(0.07)	(0.03)	—
Net asset value, end of period		$ 10.18	$ 7.77	$ 14.13	$ 13.44	$ 11.75	$ 9.54
Total Investment Return[3]
Based on net asset value		31.02%	(45.01)%[4]	5.13%	15.02%	23.52%	12.10%
Ratios to Average Net Assets[5]
Total expenses		3.61%	3.17%[6]	2.90%	2.76%	2.76%	2.75%
Net investment loss		(0.54)%	(0.70)%[6]	(0.11)%	(0.20)%	(0.31)%	(0.24)%
Supplemental Data
Net assets, end of period (000)		$ 20,342	$ 20,878	$ 44,254	$ 56,428	$ 71,575	$ 69,342
Portfolio turnover of the Portfolio		178%	78%	153%	151%	96%	49%
				Investor C
Per Share Operating Performance
Net asset value, beginning of period		$ 7.81	$ 14.19	$ 13.45	$ 11.75	$ 9.54	$ 8.51
Net investment income (loss)[1]		(0.01)	(0.01)	0.04	(0.01)	(0.03)	(0.02)
Net realized and unrealized gain (loss)[2]		2.48	(6.35)	0.70	1.78	2.27	1.05
Net increase (decrease) from investment operations		2.47	(6.36)	0.74	1.77	2.24	1.03
Dividends from net investment income		—	(0.02)	—	(0.07)	(0.03)	—
Net asset value, end of period		$ 10.28	$ 7.81	$ 14.19	$ 13.45	$ 11.75	$ 9.54
Total Investment Return[3]
Based on net asset value		31.63%	(44.87)%[4]	5.50%	15.09%	23.47%	12.10%
Ratios to Average Net Assets[5]
Total expenses		3.09%	2.74%[6]	2.57%	2.68%	2.77%	2.76%
Net investment income (loss)		(0.07)%	(0.25)%[6]	0.32%	(0.09)%	(0.32)%	(0.27)%
Supplemental Data
Net assets, end of period (000)		$ 12,470	$ 10,543	$ 20,892	$ 22,133	$ 23,463	$ 22,879
Portfolio turnover of the Portfolio		178%	78%	153%	151%	96%	49%
[1] Based on average shares outstanding.			[4] Aggregate total investment return.
[2] Includes a redemption fee, which is less than $0.01 per share.			[5] Includes the Fund’s share of the Portfolio’s allocated expenses and/or net invest-
[3] Where applicable, total investment returns exclude the effect of any sales charges			ment income (loss).
and include the reinvestment of dividends and distributions.			[6] Annualized.
See Notes to Financial Statements.
26	ANNUAL REPORT			OCTOBER 31, 2009

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Global Emerging Markets Fund, Inc. (“Global Emerging
Markets”), BlackRock Latin America Fund, Inc. (“Latin America”) and
BlackRock International Fund (“International”) of BlackRock Series, Inc.
(the “Corporation”) (collectively the “Funds” or individually the “Fund”), are registered under the Investment Company Act of 1940, as amended
(the “1940 Act”). Each Fund is organized as a Maryland corporation.
International is registered as a diversified, open-end management invest-
ment company. Global Emerging Markets and Latin America are registered as non-diversified, open-end management investment companies. The
Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Fund offers multiple classes of shares.
Institutional Shares are sold without a sales charge and only to certain eli-
gible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and
Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately 8 years. Investor B Shares are only available for purchase through exchanges, dividend reinvestments or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

International seeks to achieve its investment objective by investing all of its assets in BlackRock Master International Portfolio (the “Portfolio”) of
BlackRock Master LLC (the “Master LLC”), which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the per-
formance of the Portfolio. The financial statements of the Portfolio, includ-
ing the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The percentage of the Portfolio owned by the Fund at October 31, 2009 was 100%.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.
Investments in open-end investment companies are valued at their net asset value each business day. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Each Fund values its investments in Cash Sweep Series and Money

Market Series, each of BlackRock Liquidity Series, LLC, at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund.

Securities and other assets and liabilities denominated in foreign curren-
cies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mid between the bid and ask prices and are determined as of the close of business on the NYSE.
Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-
the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as trades and prices of underlying instruments.

In the event that application of these methods of valuation results in a price for an investment, which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by each Fund’s Board of Directors (the
“Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Funds might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value
Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such instruments used in computing the net assets of the Funds are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such instruments and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instru-
ments may be Fair Value Assets and be valued at their fair value as deter-
mined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

International records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio’s
Notes to Financial Statements, which are included elsewhere in this report.

Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted

ANNUAL REPORT OCTOBER 31, 2009 27

Notes to Financial Statements (continued)

prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available
(including the Fund’s own assumption used in determining the fair value of investments)

As of October 31, 2009, International’s investment in the Portfolio was classified as Level 2. More relevant disclosure regarding fair value measure-
ments relates to the Portfolio, which is disclosed in the Portfolio’s Schedule of Investments included elsewhere in this report.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of invest-
ment securities, assets and liabilities at the current rate of exchange; and
(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Funds report foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such compo-
nents are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission
(“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts and written options), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subse-
quently recorded when the Funds have determined the ex-dividend date.
Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. The Funds amortize all pre-
miums and discounts on debt securities. Interest income is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions are recorded on the ex-dividend dates.

Securities Lending: Global Emerging Markets and Latin America may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the cur-

rent market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds typically receive the income on the loaned securities but do not receive the income on the collateral. The Funds may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
The Funds may pay reasonable lending agent, administrative and custodial fees in connection with their loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Funds could experience delays and costs in gaining access to the collateral. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.
Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Each Fund files US federal and various state local tax returns. No income tax returns are currently under examination. The statute of limitations on
Global Emerging Market’s US federal tax returns remains open for the year ended October 31, 2009, the period ended October 31, 2008 and the two years ended June 30, 2008. The statute of limitations on Latin America’s
US federal tax returns remains open for the year ended October 31, 2009, the period ended October 31, 2008 and the two years ended November 30,
2007. The statute of limitations on International’s US federal tax returns remains open for the year ended October 31, 2009, the period ended
October 31, 2008 and the two years ended May 31, 2008. The statute of limitations on each Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board for transfers of financial assets.
This guidance is intended to improve the relevance, representational faithful-
ness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is pro-
hibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Funds’ financial statements and disclosures, if any, is currently being assessed.

Basis of Consolidation:

Global Emerging Markets

The Fund’s accompanying consolidated Financial Highlights for each of the years in the three-year period ended June 30, 2007 include the

28 ANNUAL REPORT OCTOBER 31, 2009

Notes to Financial Statements (continued)

accounts of Inversiones en Marcado Accionario de Valores Chile Limitada,
a wholly owned subsidiary of the Fund. The subsidiary was created for regulatory purposes to invest in Chilean securities. Intercompany accounts and transactions have been eliminated. During the year ended June 30,
2007, Inversiones en Marcado Accionario de Valores Chile Limitada
was dissolved.

Latin America

The Fund’s accompanying consolidated financial statements include the accounts of Merrill Lynch Latin America Fund Chile Ltd., a wholly owned subsidiary of the Fund. The subsidiary was created for regulatory purposes to invest in Chilean securities. Intercompany accounts and transactions have been eliminated. During the year ended October 31, 2009, Merrill
Lynch Latin America Fund Chile Ltd. was dissolved.

Other: Expenses directly related to each Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of each Fund are allocated daily to each class based on its relative net assets.

2. Derivative Financial Instruments:

The Funds may engage in various portfolio investment strategies both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as equity risk and foreign currency exchange rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Funds may mitigate counterparty risk through master netting agreements included within an International Swaps and Derivatives Association, Inc. (“ISDA”)
Master Agreement between a Fund and its counterparties. The ISDA Master
Agreement allows each Fund to offset with its counterparty certain deriva-
tive financial instruments’ payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000
To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and
Collateralization” for information with respect to collateral practices.

The Funds’ maximum risk of loss from counterparty credit risk on OTC deriv atives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds. For OTC purchased options, the Funds bear the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Options written by the Funds do not give rise to coun-
terparty credit risk, as written options obligate the Funds to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. Counterparty risk related to exchange-traded options is minimal because of the protection against defaults provided by the exchange on which they trade.

Foreign Currency Exchange Contracts: The Funds may enter into foreign cur-
rency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). A for-
eign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currency backing some of the investments held by the
Funds. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the con-
tract is closed, the Funds record a realized gain or loss equal to the differ-
ence between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavor-
able movements in the value of a foreign currency relative to the US dollar.

Options: The Funds may purchase and write call and put options to increase or decrease their exposure to underlying instruments. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period.
A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability) and an equivalent liability (asset). The amount of the asset
(liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received)
is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds real-
ize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty, or cash in an amount suffi-
cient to cover the obligation. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Funds bear the risk of an unfavor-
able change in the value of the underlying instrument or the risk that the
Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security at a price different from the current market value. The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaran-
teed against default by the exchange on which they trade.

Derivatives Categorized by Risk Exposure:
Values of Derivative Instruments as of October 31, 2009[1]

Asset Derivatives

Global
Emerging
		Markets	Latin America
Statement of Assets
and Liabilities
	Location		Value
Unrealized appreciation
Foreign currency	on foreign currency
exchange contracts	exchange contracts	$1,099	$7,839

ANNUAL REPORT OCTOBER 31, 2009 29

Notes to Financial Statements (continued)
Derivatives Categorized by Risk Exposure (concluded):
Liability Derivatives

Global
Emerging
		Markets	Latin America
Statement of Assets
and Liabilities
	Location		Value
Unrealized depreciation
Foreign currency	on foreign currency
exchange contracts	exchange contracts	$2,871	—
[1] For open derivative instruments as of October 31, 2009, see the Schedule of Investments, which is also indicative of activity for the year ended
October 31, 2009.
The Effect of Derivative Instruments on the Statements of Operations
Year Ended October 31, 2009

Net Realized Gain (Loss) From

Global
		Emerging Markets	Latin America
Foreign currency exchange contracts:
Foreign currency transactions		$ 22,051	$ (439,923)
Equity contracts:
Options written		—	307,631
Total		$ 22,051	$ (132,292)
Net Change in Unrealized Appreciation/Depreciation on

Global
		Emerging Markets	Latin America
Foreign currency exchange contracts:
Foreign currency transactions		$ 6,619	$ (3,559)

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America
Corporation (“BAC”) are the largest stockholders of BlackRock, Inc.
(“BlackRock”). BAC became a stockholder of BlackRock following its acqui-
sition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior
to that date, both PNC and Merrill Lynch were considered affiliates of the
Funds under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of
BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

Global Emerging Markets and Latin America each entered into an Investment
Advisory Agreement with BlackRock Advisors, LLC, (the “Manager”), each
Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of each Fund. For such services, Global
Emerging Markets and Latin America pay the Manager a monthly fee at an annual rate of 1.0% of the average daily value of each Fund’s net assets.

The Manager has voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Funds pay to the Manager indirectly through their investment in affiliated money market funds. These amounts are shown as fees waived by advisor in the Statements of Operations.

The Manager has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”) and BlackRock
International Limited, both affiliates of the Manager with respect to Global
Emerging Markets and Latin America, under which the Manager pays each sub-advisor for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Funds to the Manager.

The Corporation, on behalf of International, has entered into an Administra-
tion Agreement with the Manager to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.25% of the average daily value of the Fund’s net assets.

For the year ended October 31, 2009, Global Emerging Markets and Latin
America reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reim-
bursements were as follows:

Reimbursement
Global Emerging Markets	$2,573
Latin America	$7,383

The Funds have received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities. The Funds have retained BIM as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by the Funds for such loans, among other things, in a private investment company man-
aged by the Manager or in registered money market funds advised by the Manager or its affiliates. The share of income earned by the Funds on such investments is shown as securities lending — affiliated in the
Statements of Operations. For the year ended October 31, 2009, BIM received $26,635 in securities lending agent fees from Latin America.

The Funds and the Corporation (on behalf of International), entered into a
Distribution Agreement and Distribution Plans with BlackRock Investments,
LLC (“BRIL”), which is an affiliate of BlackRock.

Pursuant to the Distribution Plans adopted by the Funds in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

	Service	Distribution
	Fee	Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers, including Merrill
Lynch, Pierce, Fenner & Smith, Incorporated (MLPF&S”), a wholly owned subsidiary of Merrill Lynch and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution-related services to Investor A, Investor B and
Investor C shareholders.

For the year ended October 31, 2009, affiliates, including Merrill Lynch, from November 1, 2008 to December 31, 2008 (after which time Merrill
Lynch was no longer considered an affiliate) earned underwriting dis-
counts, direct commissions and dealer concessions on sales of the
Funds’ Investor A Shares as follows:

Investor A
Global Emerging Markets	$ 13,889
Latin America	$ 77,255
International	$ 886

30 ANNUAL REPORT OCTOBER 31, 2009

Notes to Financial Statements (continued)
For the year ended October 31, 2009, affiliates received contingent deferred sales charges relating to transactions in Investor B and Investor C Shares as follows:
	Investor B	Investor C
Global Emerging Markets	$ 4,719	$ 3,880
Latin America	$ 59,801	$ 52,926
International	$ 1,382	$ 292
Furthermore, for the year ended October 31, 2009, affiliates received con-
tingent deferred sales charges relating to transactions subject to front-end sales charge waivers relating to Investor A Shares as follows:
Investor A
Global Emerging Markets		$ 3,207
Latin America		$ 5,758
In addition, MLPF&S received $12,904 in commissions on the execution of portfolio security transactions for Latin America for the period November 1,
2008 to December 31, 2008 (after which time MLPF&S was no longer considered an affiliate).

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Each class of the Funds bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Funds are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for share-
holder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Funds, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates, including Merrill Lynch, from November 1, 2008 to December 31, 2008 (after which time Merrill
Lynch was no longer considered an affiliate) provide the Funds with sub-
accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended October 31, 2009, the
Funds paid the following fees in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Global Emerging Markets	$ 183,418
Latin America	$ 713,964
International	$ 78,067

The Funds may earn income on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Funds.
For the year ended October 31, 2009, the Funds earned the following, which are included in income — affiliated in the Statements of Operations:

Latin America	$ 773
International	$ 20

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to share-
holder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of
Fund shares. For the year ended October 31, 2009, the following amounts have been accrued by the Funds to reimburse the Manager for costs incurred in running the call center, which are included in transfer agent —
class specific in the Statements of Operations:
Global
	Emerging	Latin
Call Center Fees	Markets	America	International
Institutional	$1,697	$ 2,457	$ 120
Investor A	$5,021	$32,817	$ 882
Investor B	$ 456	$ 3,570	$ 373
Investor C	$1,053	$11,169	$ 633

Certain officers and/or directors of the Funds and Corporation are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the
Manager for compensation paid to the Funds’ and Corporation’s Chief
Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2009 were as follows:

	Purchases	Sales
Global Emerging Markets	$304,280,488	$295,740,675
Latin America	$367,704,787	$223,721,984
Transactions in call options written for Latin America for the year ended
October 31, 2009 were as follows:
		Premiums
Call Options Written	Contracts	Received
Outstanding options written, beginning
of year	—	—
Options written	795	$879,954
Options exercised	(110)	(242,692)
Options closed	(685)	(637,262)
Outstanding options written, end of year	—	—

5. Short-Term Borrowings:

Global Emerging Markets and Latin America, along with certain other funds managed by the Manager and its affiliates, are party to a $500 million credit agreement with a group of lenders, which expired in November 2009.
The Funds may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Funds may borrow up to the maximum amount allowable under each Fund’s cur-
rent Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. Each Fund paid its prorata share of 0.02% upfront fee on the aggregate commitment amount based on their net assets as of October 31, 2008. Each Fund pays a commitment fee of 0.08% per annum based on each Fund’s prorata share of the unused portion of the credit agreement, which is included in miscellaneous in the
Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement). Global Emerging Markets and Latin America did not borrow under the credit agreement during the year ended October 31, 2009.
Effective November 2009, the credit agreement was renewed until
November 2010 with the following terms: 0.02% upfront fee on the aggre-
gate commitment amount which was allocated on net assets as of October
31, 2009, a commitment fee of 0.10% per annum on each Fund’s pro rata share of the unused portion of the credit agreement and the higher of the
1 month LIBOR plus 1.25% per annum or Fed Funds rate plus 1.25% per annum on amounts borrowed.

ANNUAL REPORT OCTOBER 31, 2009 31

Notes to Financial Statements (continued)

6. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The fol-
lowing permanent differences as of October 31,2009 attributable to the classification of settlement proceeds, foreign currency transactions, the sale of stock of passive foreign investment companies, net operating losses and the expiration of capital loss carryforwards were reclassified to the following accounts:

Global
		Emerging	Latin
		Markets	America	International
Paid-in capital		$ (7,236,560)	—	$ (161,894)
Undistributed net investment income		$ (266,257) $	1,509,349	$ 34,194
Accumulated net realized loss		$ 7,502,817	$ (1,509,349) $	127,700
The tax character of distributions paid during the fiscal year ended November, 30, 2007 for Latin America, the fiscal year ended May 31, 2008 for
International, the fiscal year ended June 30, 2008 for Global Emerging Markets, the fiscal periods ended October 31, 2008, and fiscal year ended
October 31, 2009 was as follows:
Global
		Emerging	Latin
		Markets	America	International
Ordinary income
10/31/2009		$ 484,942	—	—
7/01/08 – 10/31/08		$ 4,293,450	—	—
6/01/08 – 10/31/08		—	—	$ 528,596
12/01/07 – 10/31/08		—	$ 6,410,583	—
6/30/2008		$ 25,665,616	—	—
5/31/2008		—	—	$ 224,717
11/30/2007		—	$ 5,470,401	—
Long-term capital gains
10/31/2009		—	—	—
7/01/08 – 10/31/08		$ 18,684,417	—	—
6/01/08 – 10/31/08		—	—	—
12/01/07 – 10/31/08		—	$ 113,732,703	—
6/30/2008		$ 47,731,477	—	—
5/31/2008		—	—	—
11/30/2007		—	—	—
Total distributions
10/31/2009		$ 484,942	—	—
7/01/08 – 10/31/08		$ 22,977,867	—	—
6/01/08 – 10/31/08		—	—	$ 528,596
12/01/07 – 10/31/08		—	$ 120,143,286	—
6/30/2008		$ 73,397,093	—	—
5/31/2008		—	—	$ 224,717
11/30/2007		—	$ 5,470,401	—
As of October 31, 2009, the tax components of accumulated earnings (losses) were as follows:
Global
		Emerging	Latin
		Markets	America	International
Undistributed ordinary income		$ 1,086,560	$ 11,852,473	—
Capital loss carryforwards		(64,277,346)	(121,514,798) $	(73,413,470)
Net unrealized gains*		32,862,253	186,656,547	7,213,027
Total		$ (30,328,533) $	76,994,222	$ (66,200,443)
* The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/(losses) on certain foreign currency contracts and the timing and recognition of partnership income.
As of October 31, 2009, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:
Global
		Emerging	Latin
Expires October 31,		Markets	America	International
2010		$ 3,618,280	—	$ 38,696,952
2016		37,949,987	$ 57,163,692	19,370,107
2017		22,709,079	64,351,106	15,346,411
Total		$ 64,277,346	$ 121,514,798	$ 73,413,470
32	ANNUAL REPORT	OCTOBER 31, 2009

Notes to Financial Statements (continued)

7. Concentration, Geographic, Market and Credit Risk:

In the normal course of business, Global Emerging Markets and Latin America invest in securities and enter into transactions where risks exist due to fluctu-
ations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctu-
ations. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open trans-
actions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counter-
party risks with respect to these financial assets is approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

Global Emerging Markets and Latin America invest from time to time a substantial amount of their assets in issuers located in a single country or a limited number of countries. At October 31, 2009, Latin America invested 76% of its net assets in Brazil. When the Funds concentrate their investments in this manner, they assume the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Please see the Schedules of Investments for concentrations in specific countries.

8. Capital Share Transactions:

Transactions in shares for each class were as follows:

As of October 31, 2009, Global Emerging Markets and Latin America had
the following industry classifications:
Global Emerging Markets
Percent of
Long-Term
Industry	Investments
Commercial Banks	16%
Oil, Gas & Consumable Fuels	14
Capital Markets	7
Metals & Mining	7
Semiconductors & Semiconductor Equipment	6
Other*	50
Latin America
Percent of
Long-Term
Industry	Investments
Commercial Banks	18%
Oil, Gas & Consumable Fuels	17
Metals & Mining	14
Wireless Telecommunication Services	7
Beverages	6
Diversified Financial Services	5
Other*	33
* All other industries held were each less than 5% of long-term investments.

				Period
		Year Ended	July 1, 2008 to			Year Ended
	October 31, 2009		October 31, 2008		June 30, 2008
Global Emerging Markets	Shares	Amount	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,427,202	$ 31,998,241	707,993	$ 9,764,256	187,837	$ 4,917,755
Shares issued to shareholders in reinvestment
of dividends and distributions	22,603	228,222	424,939	5,914,332	750,174	18,866,886
Total issued	2,449,805	32,226,463	1,132,932	15,678,588	938,011	23,784,641
Shares redeemed	(1,593,248)	(20,139,564)	(505,380)	(7,626,329)	(450,698)	(11,679,397)
Net increase	856,557	$ 12,086,899	627,552	$ 8,052,259	487,313	$ 12,105,244
Investor A
Shares sold and automatic conversion of shares	1,279,420	$ 18,123,676	161,454	$ 2,487,355	782,422	$ 20,102,130
Shares issued to shareholders in reinvestment
of dividends and distributions	20,613	201,779	807,945	10,897,921	1,345,076	32,946,633
Total issued	1,300,033	18,325,455	969,399	13,385,276	2,127,498	53,048,763
Shares redeemed	(1,364,931)	(16,128,173)	(789,942)	(11,598,991)	(989,966)	(24,538,895)
Net increase (decrease)	(64,898)	$ 2,197,282	179,457	$ 1,786,285	1,137,532	$ 28,509,868
Investor B
Shares sold	75,705	$ 876,794	11,089	$ 168,711	67,969	$ 1,630,778
Shares issued to shareholders in reinvestment
of distributions	—	—	51,397	625,988	113,412	2,552,296
Total issued	75,705	876,794	62,486	794,699	181,381	4,183,074
Shares redeemed and automatic conversion
of shares	(142,339)	(1,419,591)	(70,702)	(946,167)	(307,706)	(7,194,172)
Net decrease	(66,634)	$ (542,797)	(8,216)	$ (151,468)	(126,325)	$ (3,011,098)
Investor C
Shares sold	778,580	$ 9,627,317	73,437	$ 1,085,047	401,603	$ 9,253,606
Shares issued to shareholders in reinvestment
of distributions	—	—	210,547	2,496,749	360,570	7,941,682
Total issued	778,580	9,627,317	283,984	3,581,796	762,173	17,195,288
Shares redeemed	(514,884)	(5,344,277)	(360,069)	(4,745,162)	(410,160)	(8,987,901)
Net increase (decrease)	263,696	$ 4,283,040	(76,085)	$ (1,163,366)	352,013	$ 8,207,387

ANNUAL REPORT OCTOBER 31, 2009 33

Notes to Financial Statements (continued)
					Period
			Year Ended	December 1, 2007 to			Year Ended
		October 31, 2009		October 31, 2008		November 30, 2007
Latin America		Shares	Amount	Shares	Amount	Shares	Amount
Institutional
Shares sold		1,056,535	$ 48,081,433	1,158,098	$ 71,001,205	1,272,272	$ 80,829,282
Shares issued to shareholders in reinvestment
of dividends and distributions		—	—	278,558	17,462,107	49,381	2,575,234
Total issued		1,056,535	48,081,433	1,436,656	88,463,312	1,321,653	83,404,516
Shares redeemed		(1,038,791)	(36,964,049)	(1,138,622)	(59,478,030)	(3,462,518)	(194,175,665)
Net increase (decrease)		17,744	$ 11,117,384	298,034	$ 28,985,282	(2,140,865)	$ (110,771,149)
Investor A
Shares sold and automatic conversion of shares		4,344,050	$ 191,578,027	3,142,527	$ 209,226,730	2,993,773	$ 202,297,775
Shares issued to shareholders in reinvestment
of dividends and distributions		—	—	902,406	55,922,568	37,370	1,933,536
Total issued		4,344,050	191,578,027	4,044,933	265,149,298	3,031,143	204,231,311
Shares redeemed		(1,966,080)	(76,595,525)	(3,762,743)	(209,271,388)	(1,263,895)	(82,271,703)
Net increase		2,377,970	$ 114,982,502	282,190	$ 55,877,910	1,767,248	$ 121,959,608
Investor B
Shares sold		68,592	$ 2,737,186	186,611	$ 11,962,166	293,436	$ 18,680,821
Shares issued to shareholders in reinvestment
of dividends and distributions		—	—	71,416	4,320,594	1,015	50,584
Total issued		68,592	2,737,186	258,027	16,282,760	294,451	18,731,405
Shares redeemed and automatic conversion
of shares		(136,323)	(4,829,849)	(265,203)	(14,446,623)	(163,918)	(9,848,033)
Net increase (decrease)		(67,731)	$ (2,092,663)	(7,176)	$ 1,836,137	130,533	$ 8,883,372
Investor C
Shares sold		1,124,791	$ 48,207,477	1,418,638	$ 87,692,633	1,680,824	$ 106,157,297
Shares issued to shareholders in reinvestment
of dividends and distributions		—	—	418,035	24,730,101	6,346	311,628
Total issued		1,124,791	48,207,477	1,836,673	112,422,734	1,687,170	106,468,925
Shares redeemed		(879,816)	(30,020,957)	(1,489,018)	(73,074,328)	(506,882)	(30,730,485)
Net increase		244,975	$ 18,186,520	347,655	$ 39,348,406	1,180,288	$ 75,738,440
34	ANNUAL REPORT				OCTOBER 31, 2009

Notes to Financial Statements (concluded)
				Period
		Year Ended	June 1, 2008 to			Year Ended
	October 31, 2009		October 31, 2008		May 31, 2008
International	Shares	Amount	Shares	Amount	Shares	Amount
Institutional
Shares sold	72,049	$ 573,143	5,108	$ 64,694	24,171	$ 351,017
Shares issued to shareholders in reinvestment
of dividends	—	—	8,524	104,425	5,110	67,055
Total issued	72,049	573,143	13,632	169,119	29,281	418,072
Shares redeemed	(231,246)	(1,934,401)	(110,195)	(1,259,256)	(158,602)	(2,237,713)
Net decrease	(159,197)	$ (1,361,258)	(96,563)	$ (1,090,137)	(129,321)	$ (1,819,641)
Investor A
Shares sold and automatic conversion of shares	1,149,898	$ 10,086,404	417,753	$ 4,967,663	1,140,058	$ 16,105,187
Shares issued to shareholders in reinvestment
of dividends	—	—	28,066	341,015	10,055	130,879
Total issued	1,149,898	10,086,404	445,819	5,308,678	1,150,113	16,236,066
Shares redeemed	(1,236,681)	(10,173,305)	(501,095)	(5,458,618)	(865,330)	(12,179,455)
Net increase (decrease)	(86,783)	$ (86,901)	(55,276)	$ (149,940)	284,783	$ 4,056,611
Investor B
Shares sold	718,550	$ 5,916,834	299,347	$ 3,319,265	1,081,938	$ 14,597,126
Shares redeemed and automatic conversion
of shares	(1,406,707)	(11,208,094)	(744,167)	(8,320,772)	(2,148,978)	(28,924,995)
Net decrease	(688,157)	$ (5,291,260)	(444,820)	$ (5,001,507)	(1,067,040)	$ (14,327,869)
Investor C
Shares sold	199,307	$ 1,688,311	29,780	$ 324,315	89,447	$ 1,217,816
Shares issued to shareholders in reinvestment
of dividends	—	—	1,922	22,496	—	—
Total issued	199,307	1,688,311	31,702	346,811	89,447	$ 1,217,816
Shares redeemed	(336,919)	(2,684,332)	(153,110)	(1,632,510)	(262,730)	(3,572,287)
Net decrease	(137,612)	$ (996,021)	(121,408)	$ (1,285,699)	(173,283)	$ (2,354,471)
There is a 2% redemption fee on shares redeemed or exchanged that have been held 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.
9. Subsequent Events:
Management’s evaluation of the impact of all subsequent events on the
Funds’ financial statements was completed through December 24, 2009, the date the financial statements were issued and the following iitems were noted:
Certain Funds paid an ordinary income dividend on December 21, 2009 to shareholders of record on December 17, 2009 as follows:
		Dividend
		Per Share
Global Emerging Markets
Institutiional Shares		0.110217
Class A Shares		0.070794
Class C Shares		0.010514
Latin America
Institutional Shares		0.971609
Class A Shares		0.883482
Class B Shares		0.447928
Class C Shares		0.624744
ANNUAL REPORT				OCTOBER 31, 2009		35

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
BlackRock Global Emerging Markets Fund, Inc.
BlackRock Latin America Fund, Inc.
BlackRock International Fund of BlackRock Series, Inc.
(collectively the “Funds”):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Global Emerging
Markets Fund, Inc. as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, for the period July 1, 2008 to October 31,
2008 and for the year ended June 30, 2008, and the financial highlights for the year ended October 31, 2009, for the period July 1, 2008 to
October 31, 2008 and for each of the four years in the period ended
June 30, 2008. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock
Latin America Fund, Inc. as of October 31, 2009, and the related state-
ment of operations for the year then ended, the statements of changes in net assets for the year then ended, for the period December 1, 2007 to
October 31, 2008 and for the year ended November 30, 2007, and the financial highlights for the year ended October 31, 2009, for the period
December 1, 2007 to October 31, 2008 and for each of the four years in the period ended November 30, 2007. We have also audited the accom-
panying statement of assets and liabilities of the BlackRock International
Fund, one of the series constituting the BlackRock Series, Inc. as of
October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for the year ended
October 31, 2009, for the period June 1, 2008 to October 31, 2008 and for the year ended May 31, 2008, and the financial highlights for the year ended October 31, 2009, for the period June 1, 2008 to October 31,
2008 and for each of the four years in the period ended May 31, 2008.
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial report-
ing. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.

Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and signifi-
cant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock Global Emerging Markets Fund, Inc. as of October 31, 2009,
the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the period July 1, 2008 to October 31,
2008 and for the year ended June 30, 2008, and the financial highlights for the year ended October 31, 2009, for the period July 1, 2008 to
October 31, 2008 and for each of the four years in the period ended
June 30, 2008, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Latin America Fund,
Inc. as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the period December 1, 2007 to October 31, 2008 and for the year ended
November 30, 2007, and the financial highlights for the year ended
October 31, 2009, for the period December 1, 2007 to October 31, 2008 and for each of the four years in the period ended November 30, 2007, in conformity with accounting principles generally accepted in the United
States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock International Fund of BlackRock Series,
Inc. as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the period
June 1, 2008 to October 31, 2008 and for the year ended May 31, 2008, and the financial highlights for the year ended October 31, 2009, for the period June 1, 2008 to October 31, 2008 and for each of the four years in the period ended May 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 24, 2009

36 ANNUAL REPORT OCTOBER 31, 2009

Important Tax Information
The following information is provided with respect to the distributions paid during the fiscal year ended October 31, 2009.
BlackRock Global
Emerging
	Payable Date	Markets Fund, Inc.
Qualified Dividend Income for Individuals †	12/16/08	100%††
Foreign Source Income	12/16/08	100%††
Foreign Taxes Paid Per Share	12/16/08	$ 0.025530
†† Expressed as a percentage of the ordinary income distributions
†† Expressed as a percentage of the cash distribution grossed-up for foreign taxes.
The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Portfolio Information as of October 31, 2009 BlackRock Master International Portfolio

BlackRock Master International Portfolio
Percent of
Long-Term
Ten Largest Holdings	Investments
Nestle SA Registered Shares	5%
Total SA	4
GlaxoSmithkline Plc	3
Sanofi-Aventis	3
British American Tobacco Plc	3
MAN SE	3
Mitsui & Co., Ltd.	2
Nomura Holdings, Inc.	2
Telefonica SA	2
Vodafone Group Plc	2

Percent of
Long-Term
Geographic Allocation	Investments
United Kingdom	22%
Japan	17
France	17
Germany	10
Switzerland	8
Spain	3
United States	3
Denmark	2
Luxembourg	2
South Africa	2
Hong Kong	2
Taiwan	2
Greece	2
Austria	2
Italy	2
Mexico	2
Sweden	1
Russia	1

ANNUAL REPORT	OCTOBER 31, 2009	37

Schedule of Investments October 31, 2009 BlackRock Master International Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Austria — 1.7%
Erste Bank der Oesterreichischen Sparkassen AG	28,597	$ 1,149,683
Denmark — 2.1%
Carlsberg A/S	20,397	1,430,028
France — 16.7%
AXA SA	44,597	1,109,134
Accor SA	25,652	1,228,473
Eutelsat Communications	41,568	1,321,225
Groupe Danone	26,126	1,569,500
Sanofi-Aventis	28,797	2,110,881
Societe Generale SA	22,901	1,521,080
Total SA	39,127	2,341,370
		11,201,663
Germany — 10.4%
Commerzbank AG	62,752	653,578
DaimlerChrysler AG	27,541	1,337,748
Deutsche Lufthansa AG	52,528	811,110
E.ON AG	33,028	1,265,794
HeidelbergCement AG	20,542	1,228,717
MAN SE	20,056	1,651,544
		6,948,491
Greece — 1.7%
EFG Eurobank Ergasias SA (a)	73,965	1,171,628
Hong Kong — 1.8%
China Construction Bank Class H	1,377,000	1,187,155
Italy — 1.7%
Bulgari SpA	137,857	1,128,057
Japan — 17.2%
Air Water Inc.	97,000	1,143,319
Bridgestone Corp.	82,000	1,352,238
Konami Corp.	36,900	671,366
Kurita Water Industries Ltd.	36,800	1,125,485
Makita Corp.	39,400	1,305,718
Mitsui & Co., Ltd.	125,000	1,641,619
Nitto Denko Corp.	46,500	1,404,291
Nomura Holdings, Inc.	230,600	1,625,321
Sumitomo Mitsui Financial Group, Inc.	36,600	1,244,038
		11,513,395
Luxembourg — 2.1%
ArcelorMittal	41,486	1,403,992
Mexico — 1.7%
Fomento Economico Mexicano, SA de CV — ADR	25,913	1,122,292
Russia — 1.0%
Sberbank	297,847	670,156
South Africa — 1.9%
MTN Group Ltd.	84,481	1,257,858
Spain — 3.4%
Grupo Ferrovial SA	16,600	687,674
Telefonica SA	58,015	1,620,155
		2,307,829
Sweden — 1.3%
Sandvik AB	78,248	864,355

Common Stocks	Shares	Value
Switzerland — 7.4%
Nestle SA Registered Shares	63,994	$ 2,975,822
The Swatch Group Ltd., Bearer Shares	4,411	1,029,954
UBS AG	57,420	957,464
		4,963,240
Taiwan — 1.8%
HTC Corp.	119,000	1,181,734
United Kingdom — 21.5%
BG Group Plc	78,665	1,354,086
Barclays Plc	179,622	941,414
British Airways Plc	267,942	795,711
British American Tobacco Plc	52,807	1,682,750
GlaxoSmithKline Plc	106,984	2,194,534
Group 4 Securicor Plc	247,350	1,022,613
Rio Tinto Plc Registered Shares	25,752	1,138,494
Tesco Plc	241,932	1,613,132
Thomas Cook Group Plc	272,519	912,582
Tullow Oil Plc	58,295	1,129,290
Vodafone Group Plc	733,551	1,616,625
		14,401,231
United States — 3.0%
Liberty Global, Inc. (a)	48,560	996,937
NII Holdings, Inc. (a)	37,235	1,002,738
		1,999,675
Total Long-Term Investments
(Cost — $58,379,360) — 98.4%		65,902,462
Short-Term Securities
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.18% (b)(c)	1,466,787	1,466,787
Total Short-Term Securities
(Cost — $1,466,787) — 2.2%		1,466,787
Total Investments (Cost — $59,846,147*) — 100.6%		67,369,249
Liabilities in Excess of Other Assets — (0.6)%		(394,109)
Net Assets — 100.0%		$ 66,975,140
* The cost and unrealized appreciation (depreciation) of investments as of
October 31, 2009, as computed for federal income tax purposes, were as follows:
Aggregate cost		$ 60,240,892
Gross unrealized appreciation		$ 8,983,614
Gross unrealized depreciation		(1,855,257)
Net unrealized appreciation		$ 7,128,357
(a) Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
	Net
Affiliate	Activity	Income
BlackRock Liquidity Funds, TempFund,
Institutional Class	$ 1,466,787	$1,147
BlackRock Liquidity Series, LLC
Cash Sweep Series	$(1,309,207)	$8,468
(c) Represents the current yield as of report date.

Portfolio Abbreviations
To simplify the listings of portfolio holdings in	ADR	American Depositary Receipts	JPY	Japanese Yen
the Schedule of Investments, the names and	EUR	Euro	USD	US Dollar
descriptions of many of the securities have been	GBP	British Pound	ZAR	South African Rand
abbreviated according to the following list:
See Notes to Financial Statements.

38 ANNUAL REPORT OCTOBER 31, 2009

Schedule of Investments (concluded) BlackRock Master International Portfolio

•	Foreign currency exchange contracts as of October 31, 2009 were as follows:
							Unrealized
	Currency		Currency			Settlement Appreciation
	Purchased			Sold	Counterparty	Date	(Depreciation)
	USD	1,267,279	JPY 115,360,400		JP Morgan
					Chase Bank NA 11/02/2009		$ (14,311)
	ZAR	2,719,940	USD	352,141	The Bank
					of New York	11/03/2009	(4,136)
	EUR	112,186	USD	165,373 Goldman Sachs
					Bank USA	11/04/2009	(276)
	GBP	478,047	USD	786,239	Citibank NA	11/04/2009	(1,680)
	EUR	1,628,300	JPY 224,770,600		State Street
					Bank & Trust Co. 11/20/2009		(101,141)
	JPY 322,497,000		EUR	2,427,436	State Street
					Bank & Trust Co. 11/20/2009		10,940
	Total						$ (110,604)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Portfolio’s own assumptions used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indica-
tion of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of October 31, 2009 in determining the fair valuation of the Portfolio’s investments:
	Valuation		Investments in
	Inputs		Securities
Assets
Level 1 — Long-Term Investments:
	Mexico		$ 1,122,292
	United States		1,999,675
	Short-Term Securities		1,466,787
	Total Level 1		4,588,754
	Level 2 — Long-Term Investments[1]		62,780,495
	Level 3		—
	Total		$ 67,369,249
	[1]	See above Schedule of Investments for values in each country excluding countries in Level 1 within the table.
	Valuation	Other Financial
	Inputs	Instruments[2]
		Assets	Liabilities
	Level 1	—	—
	Level 2	$ 167,344	$ (277,948)
	Level 3	—	—
	Total	$ 167,344	$ (277,948)
	[2]	Other financial instruments are foreign currency exchange contracts which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT OCTOBER 31, 2009 39

Statement of Assets and Liabilities		BlackRock Master International Portfolio
October 31, 2009
Assets
Investments at value — unaffiliated (cost — $58,379,360)		$ 65,902,462
Investments at value — affiliated (cost — $1,466,787)		1,466,787
Unrealized appreciation on foreign currency exchange contracts		167,344
Investments sold receivable		1,681,951
Dividends receivable		579,835
Prepaid expenses		29,433
Other assets		79
Total assets		69,827,891
Liabilities
Unrealized depreciation on foreign currency exchange contracts		277,948
Investments purchased payable		2,396,944
Withdrawals payable to investor		96,506
Investment advisory fees payable		42,935
Other affiliates payable		405
Officer’s and Directors’ fees payable		4
Other accrued expenses payable		38,009
Total liabilities		2,852,751
Net Assets		$ 66,975,140
Net Assets Consist of
Investor’s capital		$ 59,477,972
Net unrealized appreciation/depreciation		7,497,168
Net Assets		$ 66,975,140
See Notes to Financial Statements.
40	ANNUAL REPORT	OCTOBER 31, 2009

Statement of Operations	BlackRock Master International Portfolio
Year Ended October 31, 2009
Investment Income
Dividends	$ 1,945,628
Foreign taxes withheld		(236,122)
Income — affiliated		9,635
Interest		25
Total income		1,719,166
Expenses
Investment advisory		429,703
Accounting services		81,650
Professional		65,486
Custodian		25,914
Officer and Directors		17,477
Printing		1,010
Miscellaneous		13,916
Total expenses		635,156
Less fees waived by advisor		(337)
Total expenses after fees waived		634,819
Net investment income		1,084,347
Realized and Unrealized Gain (Loss)
Net realized loss from:
Investments		(15,221,089)
Foreign currency transactions		(384,831)
		(15,605,920)
Net change in unrealized appreciation/depreciation on:
Investments		31,081,406
Foreign currency transactions		(46,325)
		31,035,081
Total realized and unrealized gain		15,429,161
Net Increase in Net Assets Resulting from Operations	$ 16,513,508
See Notes to Financial Statements.
ANNUAL REPORT	OCTOBER 31, 2009	41

Statements of Changes in Net Assets					BlackRock Master International Portfolio
					Year Ended	Period	Year Ended
					October 31,	June 1, 2008 to	May 31,
Increase (Decrease) in Net Assets:					2009	October 31, 2008	2008
Operations
Net investment income				$ 1,084,347	$ 561,798		$ 2,277,358
Net realized gain (loss)				(15,605,920)		(19,570,681)	10,435,185
Net change in unrealized appreciation/depreciation					31,035,081	(31,339,044)	(4,715,333)
Net increase (decrease) in net assets resulting from operations					16,513,508	(50,347,927)	7,997,210
Capital Transactions
Proceeds from contributions					18,264,692	9,100,850	32,454,753
Value of withdrawals				(27,020,407)		(17,771,416)	(48,355,242)
Net decrease in net assets derived from capital transactions					(8,755,715)	(8,670,566)	(16,355,242)
Net Assets
Total increase (decrease) in net assets					7,757,793	(59,018,493)	(8,358,032)
Beginning of period					59,217,347	118,235,840	126,593,872
End of period				$ 66,975,140	$ 59,217,347		$ 118,235,840
Financial Highlights					BlackRock Master International Portfolio
			Period
			June 1,
		Year Ended	2008 to
		October 31,	October 31,		Year Ended May 31,
		2009	2008	2008	2007	2006	2005
Total Investment Return
Total investment return		33.94%	(44.29)%[1]	7.12%	16.99%	25.58%	14.08%
Average Net Ratios to Assets
Total expenses		1.11%	1.04%[2]	0.99%	0.96%	0.98%	0.95%
Total expense after fees waived		1.11%	1.04%[2]	0.99%	0.96%	0.98%	0.95%
Net investment income		1.89%	1.44%[2]	1.90%	1.64%	1.48%	1.51%
Supplemental Data
Net assets, end of period (000)		$ 66,975 $	59,217 $	118,236	$ 126,594	$ 129,475	$ 122,401
Portfolio turnover		178%	78%	153%	151%	96%	49%
[1] Aggregate total investment return.
[2] Annualized.
See Notes to Financial Statements.
42	ANNUAL REPORT			OCTOBER 31, 2009

Notes to Financial Statements BlackRock Master International Portfolio

1. Organization and Significant Accounting Policies:

BlackRock Master International Portfolio (the “Portfolio”) of BlackRock
Master LLC (the “Master LLC”) is registered under the Investment Company
Act of 1940, as amended (the “1940 Act”), and is organized as a
Delaware limited liability company. The Limited Liability Company
Agreement permits the Directors to issue non-transferable interests in the Master LLC, subject to certain limitations. The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.
Investments in open-end investment companies are valued at their net asset value each business day. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. The Portfolio values its investment in the BlackRock Liquidity Series,
LLC Cash Sweep Series at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund.

Securities and other assets and liabilities denominated in foreign curren-
cies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mid between the bid and ask prices and are determined as of the close of business on the NYSE.
Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board of Directors (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for
Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all
Fair Value Assets is subsequently reported to the respective Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such instruments used in computing the net assets of the Portfolio are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such instruments and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the
Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instru-
ments may be Fair Value Assets and be valued at their fair value as deter-
mined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange;
and (ii) purchases and sales of investment securities, income and expen-
ses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolio reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such com-
ponents are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”)
require that the Portfolio either deliver collateral or segregate assets in con-
nection with certain investments (e.g., foreign currency exchange contracts)
the Portfolio will, consistent with SEC rules and/or certain interpretive let-
ters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segre-
gated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transac-
tions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are sub-
sequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

Income Taxes: The Master LLC is desregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master LLC is treated as the owner of the net assets, income, expenses and realized and unreal-
ized gains and losses of the Master LLC. Therefore, no federal tax provision is required. It is intended that the Master LLC’s assets will be managed so the owner of the Master LLC can satisfy the requirements of Subchapter
M of the Internal Revenue Code. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Master LLC is disregarded for tax purposes, therefore it is not required to file income tax returns.

ANNUAL REPORT OCTOBER 31, 2009 43

Notes to Financial Statements (continued) BlackRock Master International Portfolio

Recent Accounting Standards: In June 2009, amended guidance was issued by Financial Accounting Standards Board for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009.
Earlier application is prohibited. The recognition and measurement provi-
sions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Portfolio’s financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Portfolio are charged to that
Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

The Portfolio may engage in various portfolio investment strategies both to increase the returns of the Portfolio and to economically hedge, or protect, its exposure to certain risks such as credit risk, interest rate risk and foreign currency exchange rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. The Portfolio may mitigate counterparty risk through master net-
ting agreements included within an International Swaps and Derivatives
Association, Inc. (“ISDA”) Master Agreement between the Portfolio and its counterparties. The ISDA Master Agreement allows the Portfolio to offset with its counterparty certain derivative financial instrument’s payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon mini-
mum transfer amounts of up to $500,000. To the extent amounts due to the Portfolio from its counterparty are not fully collateralized contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-per-
formance. See Note 1 “Segregation and Collateralization” for additional information with respect to collateral practices.

The Portfolio is subject to equity risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives by investing in various derivative investments, as described below.

Foreign Currency Exchange Contracts: The Portfolio may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk).
A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Portfolio, help to manage the overall exposure to the currency backing some of the investments held by the Portfolio. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss.
When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a currency relative to the US dollar.

Derivatives Categorized by Risk Exposure:
Values of Derivative Instruments as of October 31, 2009[1]

Asset Derivatives

Statement of Assets and
	Liabilities Location	Value
Foreign currency	Unrealized appreciation on
exchange contracts	foreign currency exchange contracts	$ 167,344
Liability Derivatives

Statement of Assets and
	Liabilities Location	Value
Foreign currency	Unrealized depreciation on
exchange contracts	foreign currency exchange contracts	$ 277,948
[1] For open derivative instruments as of October 31, 2009, see the Schedule of Investments, which is also indicative of activity for the year ended
October 31, 2009.
The Effect of Derivative Instruments on the Statement of Operations
Year Ended October 31, 2009

Net Realized Gain (Loss) From

Foreign currency exchange contracts:
Foreign currency transactions		$ (360,547)
Net Change in Unrealized Appreciation/Depreciation on

Foreign currency exchange contracts:
Foreign currency transactions		$ (112,605)

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America
Corporation (“BAC”) are the largest stockholders of BlackRock, Inc.
(“BlackRock”). BAC became a stockholder of BlackRock following its acqui-
sition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009.
Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Portfolio under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s owner-
ship interest of BlackRock, BAC is not deemed to be an affiliate under the
1940 Act.

The Master LLC, on behalf of the Portfolio, has entered into an Investment
Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the
Master LLC’s investment advisor, an indirect, wholly owned subsidiary of
BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Portfolio. For such serv-
ices, the Portfolio pays the Manager a monthly fee based upon the average daily value of the Portfolio’s net assets at the following annual rates: 0.75%

44 ANNUAL REPORT OCTOBER 31, 2009

Notes to Financial Statements (concluded) BlackRock Master International Portfolio of the Portfolio’s average daily net assets not exceeding $500 million and
0.70% of the Portfolio’s average daily net assets in excess of $500 million.

The Manager has voluntarily agreed to waive its advisory fee by the amount of investment advisory fees the Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by advisor in the Statement of Operations.

The Manager has entered into a separate sub-advisory agreement with
BlackRock International Limited, an affiliate of the Manager, under which the Manager pays the sub-advisor, for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Portfolio to the Manager.

For the year ended October 31, 2009, the Portfolio reimbursed the
Manager $1,015 for certain accounting services, which are included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock, Inc. or its affiliates. The Master LLC reimburses the Manager for compensation paid to the Master LLC’s Chief
Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2009 were $99,601,695 and
$106,239,489, respectively.

5. Borrowings:

The Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2009. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maxi-
mum amount allowable under the Portfolio’s current Prospectus and
Statement of Additional Information, subject to various other legal, regula-
tory or contractual limits. The Portfolio paid its pro rata share of a 0.02%
upfront fee on the aggregate commitment amount based on its net assets.
The Portfolio pays a commitment fee of 0.08% per annum based on the
Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations.
Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjust-
ed one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii)
50% of the CDX Index (as defined in the credit agreement). The Portfolio did not borrow under the credit agreement during the year ended October
31, 2009. Effective November 2009, the credit agreement was renewed until November 2010 with the following terms; 0.02% upfront fee on the aggregate commitment amount which was allocated on net assets as of
October 31, 2009, a commitment fee of 0.10% per annum on each
Portfolio’s pro rata share of the unused portion of the credit agreement and the higher of the 1 month LIBOR plus 1.25% per annum or Fed Funds rate plus 1.25% per annum on amounts borrowed.

6. Geographic, Market and Credit Risk:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market
(market risk) or failure of the issuer of a security to meet all its obligations
(credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the gen-
eral economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counter-
party risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of invest-
ments and cash due from counterparties. The extent of the Portfolio’s expo-
sure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Portfolio’s Statement of
Assets and Liabilities, less any collateral held by the Portfolio.

As of October 31, 2009, the Portfolio had the following industry classifications:
Percent of
Long-Term
Industry	Investments
Commercial Banks	13%
Oil, Gas & Consumable Fuels	7
Food Products	7
Pharmaceuticals	6
Wireless Telecommunication Services	6
Machinery	6
Other*	55
* All other industries held were each less than 5% of long-term investments.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the
Portfolio through December 24, 2009, the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

ANNUAL REPORT OCTOBER 31, 2009 45

Report of Independent Registered Public Accounting Firm BlackRock Master International Portfolio

To the Investor and Board of Directors of
BlackRock Master LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Master International
Portfolio, one of the series constituting BlackRock Master LLC (the “Master
LLC”) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, for the period June 1, 2008 to October 31, 2008 and for the year ended May 31, 2008, and the financial highlights for the year ended
October 31, 2009, for the period June 1, 2008 to October 31, 2008 and for each of the four years in the period ended May 31, 2008. These finan-
cial statements and financial highlights are the responsibility of the Master
LLC's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.
Our audits included consideration of internal control over financial report-
ing as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC's internal control over financial reporting.

Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and signifi-
cant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the cus-
todian and brokers; where replies were not received from brokers, we per-
formed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock Master International Portfolio of BlackRock Master LLC as of
October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the period June 1,
2008 to October 31, 2008 and for the year ended May 31, 2008, and the financial highlights for the year ended October 31, 2009, for the period
June 1, 2008 to October 31, 2008 and for each of the four years in the period ended May 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 24, 2009

46 ANNUAL REPORT OCTOBER 31, 2009

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors of BlackRock Global Emerging Markets Fund, Inc.
(the “Global Emerging Markets Fund”) met on April 16, 2009 and May
21 – 22, 2009 to consider the approval of the Global Emerging Markets
Fund’s investment advisory agreement (the “Global Emerging Markets
Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), its investment advisor. The Board of Directors of the Global Emerging
Markets Fund also considered the approval of the separate sub-advisory agreements (the “Global Emerging Markets Sub-Advisory Agreements”)
(i) between the Manager and BlackRock International Limited (“BIL”) with respect to the Global Emerging Markets Fund and (ii) between the Manager and BlackRock Investment Management, LLC (“BIM,” and collectively with
BIL, the “Sub-Advisors”) with respect to the Global Emerging Markets Fund.

The Board of Directors of BlackRock Latin America Fund, Inc. (the “Latin
America Fund”) met on April 16, 2009 and May 21 – 22, 2009 to consider the approval of the Latin America Fund’s investment advisory agreement
(the “Latin America Advisory Agreement”) with BlackRock Advisors, LLC
(the “Manager”), its investment advisor. The Board of Directors of the Latin
America Fund also considered the approval of the separate sub-advisory agreements (the “Latin America Sub-Advisory Agreements”) (i) between the Manager and BlackRock International Limited (“BIL”) with respect to the Latin America Fund and (ii) between the Manager and BlackRock
Investment Management, LLC (“BIM,” and collectively with BIL, the
“Sub-Advisors”) with respect to the Latin America Fund.

The Board of Directors of BlackRock Master LLC (the “Master LLC”) met
on April 16, 2009 and May 21 – 22, 2009 to consider the approval of the investment advisory agreement (the “Master LLC Advisory Agreement”)
with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, on behalf of BlackRock Master International Portfolio (the “Master
Portfolio”), a series of the Master LLC. The Board of Directors of the Master
LLC also considered the approval of the sub-advisory agreement between the Manager and BlackRock International Limited (“BIL”) with respect to the Master Portfolio (the “Master LLC Sub-Advisory Agreement” and
together with the Master LLC Advisory Agreement, the “Master LLC
Agreements”). BlackRock International Fund (the “International Fund”), a
series of BlackRock Series, Inc. (the “Series Fund”) currently invests all of its investable assets in the Master Portfolio. Accordingly, the Board of
Directors of the Series Fund also considered the approval of the Master
LLC Advisory Agreement and the Master LLC Sub-Advisory Agreement. The
International Fund does not require investment advisory services, since all investments are made at the Master Portfolio level.

The Global Emerging Markets Fund, the Latin America Fund, the Master
LLC (with respect to the Master Portfolio) and the Series Fund (with respect to the International Fund) are referred to herein individually as a “Fund” or collectively as the “Funds.” The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Global Emerging Markets Advisory Agreement,
the Global Emerging Markets Sub-Advisory Agreements, the Latin America
Advisory Agreement, the Latin America Sub-Advisory Agreements, the Master
LLC Advisory Agreement and the Master LLC Sub-Advisory Agreement are
referred to herein as the “Agreements.” For ease and clarity of presentation, the Board of Directors of the Global Emerging Markets Fund, the Board of
Directors of the Latin America Fund, the Board of Directors of the Master
LLC and the Board of Directors of the Series Fund, which are comprised of the same thirteen individuals, are herein referred to collectively as the “Boards” and the members of the Boards are referred to as
“Board Members.”

Activities and Composition of the Boards

Each Board consists of thirteen individuals, eleven of whom are not “inter-
ested persons” of any Fund as defined in the Investment Company Act of
1940, as amended (the “1940 Act”) (the “Independent Board Members”).
The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of each Board are each Independent Board
Members. Each Board has established five standing committees: an Audit
Committee, a Governance and Nominating Committee, a Compliance
Committee, a Performance Oversight and Contract Committee and an
Executive Committee, each of which is composed of Independent Board
Members (except for the Executive Committee, which has one interested
Board Member) and is chaired by Independent Board Members.

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the cont-
inuation of the Agreements on an annual basis. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by the personnel of
BlackRock and its affiliates, including investment management, adminis-
trative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

Throughout the year, the Boards, acting directly and through their commit-
tees, consider at each of their meetings factors that are relevant to their annual consideration of the renewal of the Agreements, including the serv-
ices and support provided by BlackRock to the Funds and their respective shareholders or interestholders, as applicable (referred to herein as “share-
holders”). Among the matters the Boards considered were: (a) investment performance for the one-, three- and five-year periods against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any out performance or underperformance against its peers; (b) fees, including advisory, adminis-
tration, if applicable, and other amounts paid to BlackRock and its affili-
ates by the Funds for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses;
(d) the resources devoted to and compliance reports relating to the invest-
ment objective, policies and restrictions of the Funds; (e) the compliance of each of the Funds with its respective Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-invest-
ment management services provided by BlackRock and its affiliates; (g)
BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; and
(k) periodic updates on BlackRock’s business.

ANNUAL REPORT OCTOBER 31, 2009 47

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 16, 2009 meeting, the Boards requested and received materials specifically relating to the Agreements.
The Boards are engaged in an ongoing process with BlackRock to continu-
ously review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the
April meeting included (a) information independently compiled and pre-
pared by Lipper, Inc. (“Lipper”) on the fees and expenses of each Fund, and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) informa-
tion on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant sharehold ers; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the per-
formance of such other clients; (d) the impact of economies of scale;
(e) a summary of aggregate amounts paid by each Fund to BlackRock;
(f) sales and redemption data regarding the Funds’ shares; and (g) an internal comparison of management fees classified by Lipper, if applicable

At an in-person meeting held on April 16, 2009, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 16, 2009 meeting, the
Boards presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 21 – 22, 2009 Board meeting.

At an in-person meeting held on May 21 – 22, 2009, (a) the Board
Members of the Global Emerging Markets Fund present at the meeting, including the Independent Board Members present at the meeting, unan-
imously approved the continuation of (i) the Global Emerging Markets
Advisory Agreement between the Manager and Global Emerging Markets
Fund, (ii) the Global Emerging Markets Sub-Advisory Agreement between the Manager and BIL with respect to the Global Emerging Markets Fund and (iii) the Global Emerging Markets Sub-Advisory Agreement between the Manager and BIM with respect to the Global Emerging Markets Fund;
(b) the Board Members of the Latin America Fund present at the meeting, including the Independent Board Members present at the meeting, unan-
imously approved the continuation of (i) the Latin America Advisory
Agreement between the Manager and Latin America Fund, (ii) the Latin
America Sub-Advisory Agreement between the Manager and BIL with respect to the Latin America Fund and (iii) the Latin America Sub-Advisory
Agreement between the Manager and BIM with respect to the Latin
America Fund; and (c) the Board Members of the Master LLC present at the meeting, including the Independent Board Members present at the meeting, unanimously approved the continuation of (i) the Master LLC
Advisory Agreement between the Manager and the Master LLC on behalf of the Master Portfolio and (ii) the Master LLC Sub-Advisory Agreement
between the Manager and BIM with respect to the Master Portfolio, each for a one-year term ending June 30, 2010. The Board Members of the
Series Fund present at the meeting, including the Independent Board
Members present at the meeting, also considered the continuation of the Master LLC Agreements and found the Master LLC Agreements to be satisfactory. Each Board considered all factors it believed relevant with respect to the applicable Fund, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the applicable Fund and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from their relationship with the applicable Fund; (d) economies of scale; and (e) other factors.

Each Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of the applicable Fund’s shares, services related to the valuation and pricing of portfolio holdings of the applicable Fund, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the applicable Fund, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Boards noted the willing-
ness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: Each Board, including the
Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the applicable Fund. Throughout the year, each Board compared the performance of the applicable Fund to the per-
formance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior man-
agement personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by the applicable Fund’s portfolio management team, discussing the per-
formance of the applicable Fund, and the investment objective, strategies and outlook of the applicable Fund.

Each Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the applicable Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capa-
bilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining port-
folio managers and other research, advisory and management personnel.
Each Board also reviewed a general description of BlackRock’s compensa-
tion structure with respect to the applicable Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Funds.
BlackRock and its affiliates and significant shareholders provide the Funds with certain administrative, transfer agency, shareholder and other services
(in addition to any such services provided to the Funds by third parties)
and officers and other personnel as are necessary for the operations of the
Funds. In addition to investment advisory services, BlackRock and its affili-
ates provide the Funds with other services, including (i) preparing disclo-
sure documents, such as the prospectus, the statement of additional

48 ANNUAL REPORT OCTOBER 31, 2009

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance sup-
port; and (vi) performing other administrative functions necessary for the operation of each of the Funds, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Boards reviewed the struc-
ture and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and proce-
dures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Boards,
including the Independent Board Members, also reviewed and considered the performance history of the Global Emerging Markets Fund, the Latin
America Fund and the International Fund/Master Portfolio. In preparation for the April 16, 2009 meeting, the Boards were provided with reports, independently prepared by Lipper, which included a comprehensive analy-
sis of the performance of each of the Global Emerging Markets Fund, the
Latin America Fund and the International Fund. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings.
In connection with its review, each Board received and reviewed informa-
tion regarding the investment performance of each of the Global Emerging
Markets Fund, the Latin America Fund and the International Fund as com-
pared to a representative group of similar funds as determined by Lipper and to all funds in the applicable Lipper category. The Boards were pro-
vided with a description of the methodology used by Lipper to select peer funds. Each Board regularly reviews the performance of the Global
Emerging Markets Fund, the Latin America Fund and the International
Fund/Master Portfolio, as applicable, throughout the year. The Boards attach more importance to performance over relatively long periods of time, typically three to five years.

The Board of the Global Emerging Markets Fund noted that, in general, the
Global Emerging Markets Fund performed better than its Peers in that the
Fund’s performance was at or above the median of its Lipper Performance
Universe in two of the one-, three- and five-year periods reported.

The Board of the Latin America Fund noted that, in general, the Latin
America Fund performed better than its Peers in that the Fund’s perform-
ance was at or above the median of its Lipper Performance Universe in each of the one-, three- and five-year periods reported.

The Boards of each of the Master LLC and the Series Fund noted that the International Fund’s performance was below the median of its Lipper
Performance Universe for the three- and five-year periods reported. The
Boards and BlackRock reviewed the reasons for the International Fund’s underperformance during these periods compared with its Peers. The
Boards were informed that, among other things, the underperformance was primarily the result of poor stock selection in the consumer discre-
tionary and information technology sectors and an underweight allocation to the health care and utilities sectors. The Boards also noted that the
International Fund’s performance for the one-year period was above the median of its Lipper Performance Universe. The Boards and BlackRock

discussed BlackRock’s commitment to providing the resources necessary to assist the portfolio managers and to improve the International
Fund's performance.

C. Consideration of the Advisory Fees and the Cost of the Services
and Profits to be Realized by BlackRock and its Affiliates from their
Relationship with the Funds: Each Board, including the Independent
Board Members, reviewed the applicable Fund’s contractual advisory fee rates compared with the other funds in its Lipper category. Each Board also compared the applicable Fund’s total expenses, as well as actual manage-
ment fees, to those of other comparable funds. Each Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitabil-
ity with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2008 compared to available aggregate profitability data provided for the year ended December 31, 2007. The
Boards reviewed BlackRock’s profitability with respect to other fund com-
plexes managed by the Manager and/or its affiliates. The Boards reviewed
BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and therefore compara-
bility of profitability is somewhat limited.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Boards considered BlackRock’s operating mar-
gin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. The comparison indicated that operating mar-
gins for BlackRock with respect to its registered funds are generally consis-
tent with margins earned by similarly situated publicly traded competitors.
In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-
traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, each Board considered the cost of the services provided to the applicable Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the applicable Fund and the other funds advised by BlackRock and its affiliates. As part of its analy-
sis, each Board reviewed BlackRock’s methodology in allocating its costs to the management of the applicable Fund. Each Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its

ANNUAL REPORT OCTOBER 31, 2009 49

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

obligations under the applicable Agreements and to continue to provide the high quality of services that is expected by that Board.

The Board of each of the Global Emerging Markets Fund, the Latin America
Fund and the Series Fund/Master LLC noted that the contractual advisory fees of the applicable Fund, which do not take into account any expense reimbursement or fee waivers, were lower than or equal to the median contractual advisory fees paid by their respective Peers. The Boards of the Series Fund and the Master LLC further noted that the Master Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale.

D. Economies of Scale: Each Board, including the Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of the applicable Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Global Emerging Markets Fund, the Latin America Fund and the Master
Portfolio, as applicable, to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the applicable Fund’s assets, and, in the case of the Master Portfolio, the use of revised breakpoints in the advisory fee. The Boards considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could per-
mit each fund to incur lower expenses than it would otherwise as a stand-
alone entity. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

E. Other Factors: Each Board also took into account other ancillary or
“fall-out” benefits that BlackRock or its affiliates and significant sharehold-
ers may derive from its relationship with the applicable Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment pro-
fessionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the applicable
Fund, including for administrative, transfer agency and distribution services.
Each Board also noted that BlackRock may use third party research ob-
tained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board Members of the Global Emerging Markets Fund present at the meeting, including the Independent Board Members present at the meeting, unanimously approved the continuation of (i) the Global Emerging
Markets Advisory Agreement between the Manager and the Global Emerg-
ing Markets Fund, (ii) the Global Emerging Markets Sub-Advisory Agree-
ment between the Manager and BIL with respect to the Global Emerging

Markets Fund and (iii) the Global Emerging Markets Sub-Advisory
Agreement between the Manager and BIM with respect to the Global
Emerging Markets Fund, each for a one-year term ending June 30, 2010.
The Board Members of the Latin America Fund present at the meeting, including the Independent Board Members present at the meeting, unan-
imously approved the continuation of (i) the Latin America Advisory
Agreement between the Manager and the Latin America Fund, (ii) the
Latin America Sub-Advisory Agreement between the Manager and BIL with respect to the Latin America Fund and (iii) the Latin America Sub-Advisory
Agreement between the Manager and BIM with respect to the Latin
America Fund, each for a one-year term ending June 30, 2010. The
Board Members of the Master LLC present at the meeting, including the Independent Board Members present at the meeting, unanimously approved the continuation of (i) the Master LLC Advisory Agreement between the Manager and the Master LLC on behalf of the Master Portfolio and (ii) the Master LLC Sub-Advisory Agreement between the Manager and
BIM with respect to the Master Portfolio, each for a one-year term ending
June 30, 2010. Based upon their evaluation of all these factors in their totality, the Board Members of each of the Global Emerging Markets Fund, the Latin America Fund and the Master LLC present at the meeting, includ-
ing the Independent Board Members present at the meeting, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the respective Fund and its shareholders. The Board Members of the Series Fund present at the meeting, including the Independent Board
Members present at the meeting, also considered the continuation of the
Master LLC Agreements and found the Master LLC Agreements to be satis-
factory. In arriving at a decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or control-
ling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The
Independent Board Members were also assisted by the advice of inde-
pendent legal counsel in making this determination. The contractual fee arrangements for each of the Global Emerging Markets Fund, the Latin
America Fund and the Master LLC, as applicable, reflect the results of several years of review by the Board Members and predecessor Board
Members, and discussions between such Board Members (and predeces-
sor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the
Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

50 ANNUAL REPORT OCTOBER 31, 2009

Officers and Directors
Number of BlackRock-
	Position(s)			Advised Registered
	Held with	Length		Investment Companies
	Funds/	of Time		(“RICs”) Consisting of
Name, Address	Corporation/	Served as		Investment Portfolios	Public
and Year of Birth	Master LLC	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Director[1]
Ronald W. Forbes	Co-Chair of	Since	Professor Emeritus of Finance, School of Business, State University	34 RICs consisting of	None
40 East 52nd Street	the Board	2000	of New York at Albany since 2000.	81 Portfolios
New York, NY 10022	and Director
1940
Rodney D. Johnson	Co-Chair of	Since	President, Fairmount Capital Advisors, Inc. since 1987; Director,	34 RICs consisting of	None
40 East 52nd Street	the Board	2007	Fox Chase Cancer Center since 2002; Member of the Archdiocesan	81 Portfolios
New York, NY 10022	and Director		Investment Committee of the Archdiocese of Philadelphia since
1941			2003; Director, The Committee of Seventy (civic) since 2006.
David O. Beim	Director	Since	Professor of Finance and Economics at the Columbia University	34 RICs consisting of	None
40 East 52nd Street		2007	Graduate School of Business since 1991; Trustee, Phillips Exeter	81 Portfolios
New York, NY 10022			Academy since 2002; Chairman, Wave Hill, Inc. (public garden and
1940			cultural center) from 1990 to 2006.
Dr. Matina Horner	Director	Since	Executive Vice President of Teachers Insurance and Annuity Association	34 RICs consisting of	NSTAR (electric
40 East 52nd Street		2007	and College Retirement Equities Fund from 1989 to 2003.	81 Portfolios	and gas utility)
New York, NY 10022
1939
Herbert I. London	Director and	Since	Professor Emeritus, New York University since 2005; John M. Olin	34 RICs consisting of	AIMS Worldwide,
40 East 52nd Street	Member of	2007	Professor of Humanities, New York University from 1993 to 2005	81 Portfolios	Inc. (marketing)
New York, NY 10022	the Audit		and Professor thereof from 1980 to 2005; President, Hudson Institute
1939	Committee		(policy research organization) since 1997 and Trustee thereof since
1980; Chairman of the Board of Trustees for Grantham University
since 2006; Director, InnoCentive, Inc. (strategic solutions company)
since 2005; Director, Cerego, LLC (software development and design)
since 2005.
Cynthia A. Montgomery	Director	Since	Professor, Harvard Business School since 1989; Director, Harvard	34 RICs consisting of	Newell Rubbermaid,
40 East 52nd Street		2000	Business School Publishing since 2005; Director, McLean Hospital	81 Portfolios	Inc. (manufacturing)
New York, NY 10022			since 2005.
1952
Joseph P. Platt, Jr.	Director	Since	Director, The West Penn Allegheny Health System (a not-for-profit	34 RICs consisting of	Greenlight Capital
40 East 52nd Street		2007	health system) since 2008; Director, Jones and Brown (Canadian	81 Portfolios	Re, Ltd (reinsurance
New York, NY 10022			insurance broker) since 1998; General Partner, Thorn Partners, LP		company)
1947			(private investment) since 1998; Partner, Amarna Corporation, LLC
(private investment company) from 2002 to 2008.
Robert C. Robb, Jr.	Director	Since	Partner, Lewis, Eckert, Robb and Company (management and	34 RICs consisting of	None
40 East 52nd Street		2007	financial consulting firm) since 1981.	81 Portfolios
New York, NY 10022
1945
Toby Rosenblatt	Director	Since	President, Founders Investments Ltd. (private investments) since	34 RICs consisting of	A.P. Pharma, Inc.
40 East 52nd Street		2007	1999; Director, Forward Management, LLC since 2007; Director,	81 Portfolios	(specialty
New York, NY 10022			The James Irvine Foundation (philanthropic foundation) since 1997;		pharmaceuticals)
1938			Trustee, State Street Research Mutual Funds from 1990 to 2005;
Trustee, Metropolitan Series Funds, Inc. from 2001 to 2005.
	ANNUAL REPORT		OCTOBER 31, 2009		51

Officers and Directors (continued)
Number of BlackRock-
	Position(s)			Advised Registered
	Held with	Length		Investment Companies
	Funds/	of Time		(“RICs”) Consisting of
Name, Address	Corporation/	Served as		Investment Portfolios	Public
and Year of Birth	Master LLC	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Director[1] (concluded)
Kenneth L. Urish	Chair of	Since	Managing Partner, Urish Popeck & Co., LLC (certified public	34 RICs consisting of	None
40 East 52nd Street	the Audit	2007	accountants and consultants) since 1976; Member of External	81 Portfolios
New York, NY 10022	Committee		Advisory Board, The Pennsylvania State University Accounting
1951	and Director		Department since 2001; Trustee, The Holy Family Foundation
since 2001; Committee Member, Professional Ethics Committee
of the Pennsylvania Institute of Certified Public Accountants
since 2007; President and Trustee, Pittsburgh Catholic Publishing
Associates from 2003 to 2008; Director, Inter-Tel from 2006
to 2007.
Frederick W. Winter	Director and	Since	Professor and Dean Emeritus of the Joseph M. Katz School of	34 RICs consisting of	None
40 East 52nd Street	Member of	2007	Business, University of Pittsburgh since 2005 and Dean thereof	81 Portfolios
New York, NY 10022	the Audit		from 1997 to 2005; Director, Alkon Corporation (pneumatics)
1945	Committee		since 1992; Director, Tippman Sports (recreation) since 2005;
Director, Indotronix International (IT services) from 2004 to 2008.

[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Date shown is the earliest date a person has served as a director for the Funds/Corporation/Master LLC covered by this annual report. Following the com-
bination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy
BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain directors as joining the Funds’/Corporation’s/Master LLC’s board in 2007, each director first became a member of the board of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A.
Montgomery, 1994; Joseph P. Platt, Jr., 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt , 2005; Kenneth L. Urish, 1999 and Frederick W. Winter, 1999.
Interested Directors[3]
Richard S. Davis	Director	Since	Managing Director, BlackRock, Inc. since 2005; Chief Executive	171 RICs consisting of	None
40 East 52nd Street		2007	Officer, State Street Research & Management Company from 2000	282 Portfolios
New York, NY 10022			to 2005; Chairman of the Board of Trustees, State Street Research
1945			Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.
Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director,	171 RICs consisting of	None
40 East 52nd Street		2007	BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer,	282 Portfolios
New York, NY 10022			BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock
1947			Funds and BlackRock Bond Allocation Target Shares from 2005 to
2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
3 Mr. Davis is an “interested person” as defined in the Investment Company Act of 1940, of the Funds/Corporation/Master LLC based on his position with
BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Funds/Corporation/Master LLC based on his former positions with BlackRock,
Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until
December 31 of the year in which they turn 72.
52	ANNUAL REPORT		OCTOBER 31, 2009

Officers and Directors (concluded)
Position(s)
Held with
	Funds/	Length of
Name, Address	Corporation/	Time
and Year of Birth	Master LLC	Served	Principal Occupation(s) During Past 5 Years
Fund/Corporation/Master LLC Officers[1]
Anne F. Ackerley	President	Since	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to
40 East 52nd Street	and Chief	2009	2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer
New York, NY 10022	Executive		of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000
1962	Officer		to 2006.
Jeffrey Holland, CFA	Vice	Since	Director of BlackRock, Inc. since 2006; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009;
40 East 52nd Street	President	2009	Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009;
New York, NY 10022			Product Manager of Raymond James & Associates from 2003 to 2006.
1971
Brendan Kyne	Vice	Since	Director of BlackRock, Inc. since 2008; Head of Product Development and Management for BlackRock’s U.S.
40 East 52nd Street	President	2009	Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to
New York, NY 10022			2008; Associate of BlackRock, Inc. from 2002 to 2004.
1977
Brian Schmidt	Vice	Since	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003
40 East 52nd Street	President	2009	including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial
New York, NY 10022			Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001
1958			to 2003.
Neal J. Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
40 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
New York, NY 10022	Officer
1966
Jay M. Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch
40 East 52nd Street		2007	Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director
New York, NY 10022			of MLIM Fund Services Group from 2001 to 2006.
1970
Brian P. Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of
40 East 52nd Street	Compliance	2007	BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.
New York, NY 10022	Officer
1959
Howard B. Surloff	Secretary	Since	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General
40 East 52nd Street		2007	Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.
New York, NY 10022
1965
[1] Officers of the Funds/Corporation/Master LLC serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.
Investment Advisor	Custodian		Transfer Agent	Accounting Agent	Independent Registered	Legal Counsel
BlackRock	Brown Brothers		PNC Global Investment	State Street Bank	Public Accounting Firm	Sidley Austin LLP
Advisors, LLC	Harriman & Co.		Servicing (U.S.) Inc.	and Trust Company	Deloitte & Touche LLP	New York, NY 10019
Wilmington, DE 19809	Boston, MA 02109		Wilmington, DE 19809	Princeton, NJ 08540	Princeton, NJ 08540
Sub-Advisors					Distributor	Address of the Funds
BlackRock Investment Management, LLC[2]						100 Bellevue Parkway
BlackRock
Plainsboro, NJ 08536					Investments, LLC	Wilmington, DE 19809
BlackRock International Limited[3]					New York, NY 10022
Edinburgh, Scotland	[2] For Global Emerging Market Fund, Latin America Fund.
United Kingdom EH3FJB	[3] For all Funds.

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Funds and Master LLC retired. The Funds’, the Corporation’s and the Master LLC’s Boards of Directors wish Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Funds, the Corporation and the Master LLC, and Jeffrey
Holland and Brian Schmidt became Vice Presidents of the Funds, the Corporation and the Master LLC.

Effective September 17, 2009, Brendan Kyne became a Vice President of the Funds, the Corporation and the Master LLC.

ANNUAL REPORT OCTOBER 31, 2009 53

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at
http://www.blackrock.com/edelivery

2) Click on the applicable link and follow the steps to sign up

3) Log into your account

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling toll-free (800) 441-7762;
(2) at www.blackrock.com; and (3) on the Securities and Exchange
Commission’s (the “SEC”) website at http://www.sec.gov.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be com-
bined with those for other members of your household, please contact the
Funds at (800) 441-7762.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in
Washington, D.C. Information on the operation of the Public Reference
Room may be obtained by calling (202) 551-8090. The Funds’ Forms
N-Q may also be obtained upon request and without charge by calling
(800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover,
Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applica-
tions, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a con-
sumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including pro-
cedures relating to the proper storage and disposal of such information.

54 ANNUAL REPORT OCTOBER 31, 2009

A World-Class Mutual Fund Family
BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.
Equity Funds
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global SmallCap Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*	BlackRock Science & Technology
BlackRock Capital Appreciation Portfolio	BlackRock International Fund	Opportunities Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Diversification Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Value Equity Portfolio
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Value Opportunities Fund
BlackRock Global Growth Fund
Fixed Income Funds
BlackRock Bond Portfolio	BlackRock Income Builder Portfolio†	BlackRock Managed Income Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Short-Term Bond Fund
BlackRock GNMA Portfolio	BlackRock Intermediate Government	BlackRock Strategic Income Portfolio
BlackRock Government Income Portfolio	Bond Portfolio	BlackRock Total Return Fund
BlackRock High Income Fund	BlackRock International Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Yield Bond Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock World Income Fund
BlackRock Income Portfolio†	BlackRock Low Duration Bond Portfolio
Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund
Target Risk & Target Date Funds
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050
* See the prospectus for information on specific limitations on investments in the fund.
† Mixed asset fund.
BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at
www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.
ANNUAL REPORT		OCTOBER 31, 2009	55

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the
Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see each Fund’s prospectus for a description of risks associated with global investments.

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:
Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock Latin	$33,700	$33,300	$0	$0	$6,100	$6,100	$1,028	$1,049
America Fund, Inc.

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).
The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the

Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.
Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable
(g) Affiliates’ Aggregate Non-Audit Fees:
	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
BlackRock Latin America Fund,	$414,628	$412,149
Inc.

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Latin America Fund, Inc.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock Latin America Fund, Inc.

Date: December 21, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Latin America Fund, Inc.

Date: December 21, 2009

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Latin America Fund, Inc.

Date: December 21, 2009